UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period :	October 1, 2012 — September 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PABAX

Putnam Dynamic Asset Allocation Balanced Fund

Annual report
9|30|13

A world of investing.™

Putnam Investments

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Balanced Fund

Annual report
9 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	119

About the Trustees	120

Officers	122

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Political events, including the 16-day partial shutdown of the federal government in October, have created an unpredictable environment for investors. Generally, investors prefer clarity, and the drawn-out political wrangling and lack of resolution of the budget and debt ceiling have obscured the way forward for many.

Still, markets have shown remarkable resiliency this year, with the S&P 500 Index up approximately 25% as of October 31, 2013. Corporate balance sheets appear to be healthy, and profits remain strong. Moreover, the Federal Reserve has pledged to maintain an aggressive monetary stimulus policy until the U.S. economic recovery establishes a firm footing.

Of course, it is impossible to predict political and economic outcomes, but we know from past experience the value of maintaining a long-term perspective when it comes to investing. At Putnam, our investment professionals combine in-depth fundamental research, active investing, and risk management strategies that can serve investors well in any market. By integrating investment innovation with alternative approaches, we offer a diverse set of products for a wide range of financial goals.

We also strongly emphasize the importance of seeking the guidance of a financial advisor, who can help you work toward your investment goals, based on your individual time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Dynamic Asset Allocation Balanced Fund

A diversified portfolio pursuing a balance of growth and income

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund's target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–9/30/13

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
9/13

Note: 25/75 → 25% S&P 500 Index, 75% Barclays U.S. Aggregate Bond Index; 60/40 → 60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The five portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA®
(industry since 1988)

Joshua B. Kutin, CFA®
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA®
(industry since 1993)

2 Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4	Dynamic Asset Allocation Balanced Fund

Interview with your fund’s portfolio manager

How did Putnam Dynamic Asset Allocation Balanced Fund perform for the 12 months ended September 30, 2013?

For the majority of the period, the fund maintained a slight overweight to equities and high-yield bonds. This allocation strategy was favorable as riskier assets generally outperformed less risky assets during the period. Putnam Dynamic Asset Allocation Balanced Fund’s class A shares returned 12.62% at net asset value for the 12 months ended September 30, 2013. The fund lagged the return of the all-equity Russell 3000 Index, its primary benchmark, but slightly outperformed its secondary benchmark, the Putnam Balanced Blended Benchmark.

How would you describe the environment for capital markets during the period?

Equity markets experienced several sharp shifts during the period. As we think back to the beginning of the period, there was much concern on Wall Street regarding the fiscal cliff in the fall of 2012. This created investor anxiety and market volatility. In the first three months of the reporting period, U.S. stocks were flat. After a lackluster fourth quarter of 2012, stocks advanced during the first three months of 2013, with few meaningful pullbacks and limited volatility. However, the leading sectors were defensive ones, including consumer staples and health care. This may have been an indication that investors, while willing to return to equities,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Balanced Fund	5

remained cautious and skeptical about the prospects for U.S. economic growth.

Then, in the spring, markets began to experience weaker performance. This was linked to the Fed’s talk of reducing its massive quantitative easing [QE] program in the May–June time frame. After Fed Chairman Ben Bernanke clarified his comments, markets rallied in July. In August, the Syrian crisis sparked more volatility with the threat of U.S. military intervention. By September, the Syrian crisis had faded, creating a rally in equity markets once again. In September, the Fed decided at its policy meeting to continue its bond-buying program at the pace of $85 billion per month, noting a more uneven economic climate than it had expected based on a weak September unemployment report along with the potential for fiscal discord in Washington. This sent equity prices even higher.

Investors immediately began trying to assess when the central bank would begin tapering its bond purchases. Bernanke indicated that the board could still make its first reduction in purchases before year-end. However, he stressed that the Fed is looking for confirmation of a pickup in economic growth, sustained job gains, and proof that the inflation rate is moving toward the central bank’s 2% target.

What were the main drivers of performance relative to the secondary benchmark during the period?

Within equities, positive security selection, as well as a slight overweight position in small-cap stocks, aided returns. Security selection in large-cap, small-cap, and international equities also helped performance relative to the custom benchmark. Holding an underweight position in international stocks detracted within the fund’s equity portfolio relative to the secondary benchmark.

Allocations are shown as a percentage of the fund’s net assets as of 9/30/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Balanced Fund

Within the fund’s fixed-income portfolio, we held a sizable tactical overweight position in high-yield bonds, choosing to focus on credit risk rather than interest-rate risk. We rightly believed that high-yield bonds would outperform the more interest-rate-sensitive areas of the market, such as U.S. Treasuries.

Did your asset allocation strategy change at all during the period?

In the last weeks of the period, we decided to reduce our overweight position in equities, acknowledging the run-up in equity prices and also expressing our concerns about the fiscal deadlock in our nation’s capital. In fact, by the end of the third quarter, we had moved toward a slightly underweight allocation to equities, removed any exposure to commodities, and narrowed our underweight to interest-rate-sensitive fixed-income assets, creating a more neutral overall positioning relative to the benchmarks.

Did the fund own any derivatives during the period?

We used futures contracts to manage exposure to market risk and to equitize cash holdings. During the period, the fund had a variety of hedging positions in an effort to reduce foreign exposure risk or to gain exposure to particular currencies.

What was your strategy in commodities?

On a strategic basis, commodities may make up a smaller slice of the portfolio than stocks and bonds. The fund may hold commodities to enhance diversification, because the performance of commodities is not highly correlated with stocks or bonds. Commodity prices were hit hard during the past 12 months, as a result

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Balanced Fund	7

of slowing demand from China and the move out of gold into riskier assets such as equities.

What are your thoughts on the recent volatility and the future course for U.S. interest rates?

The Fed’s talk of reducing stimulus during the May–June time frame triggered unease among bond investors, and the rise in yields that we saw during that period was dramatic. When the Fed chose not to reduce its bond purchases in September, yields decreased partially — retracing their earlier move.

In our opinion, the Fed concluded this past spring that the economy had entered a much healthier phase than when the latest round of QE began in late 2012, and that if the pace of improvement continued, it would be prudent to begin dialing back its bond-buying program. However, as I mentioned, at its September meeting, the central bank decided to wait for further evidence of improvement in economic growth and the labor market before setting a timetable for tapering. In short, Fed officials now appear more concerned about softness in recent economic data.

After the close of the period, President Barack Obama nominated Janet Yellen as Fed chairman. If she is confirmed by Congress, Yellen would succeed Bernanke, who completes his second term on January 31, 2014. Yellen, vice chairman of the Fed, is generally considered equally as dovish as Bernanke, so it may be that QE will be with us for a while.

What is your outlook for the coming months?

As we know, markets dislike uncertainty, but unfortunately that remains the current state of affairs in the investment environment as we move into the fourth quarter. We expect further turmoil in Washington as lawmakers work toward a budget resolution and to raise

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Dynamic Asset Allocation Balanced Fund

the debt ceiling. Given this dynamic and the run-up in stock prices over the past few quarters, we believe investors may feel the time is coming for the equity market to give back some of its gains. Equity prices are not overly expensive, in our view, but they’re not cheap, either. On a global basis, given the uncertain fiscal, monetary, and macroeconomic picture, we believe hewing close to neutral in our asset allocation strategy is the wisest course at present.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. A CFA charterholder, he joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA®; Robert J. Schoen; and Jason R. Vaillancourt, CFA®.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Dynamic Asset Allocation Balanced Fund	9

IN THE NEWS

With the U.S. Federal Reserve facing the formidable challenge of starting to unwind its unprecedented monetary stimulus program, President Barack Obama in October nominated Janet Yellen to chair the world’s most powerful central bank. Ben Bernanke completes his second four-year term as Fed chairman on January 31, 2014. If she receives congressional confirmation, Yellen, vice chairman of the Fed since 2010 and a key architect of the central bank’s $85-billion-a-month asset-purchase program, would become the first woman to lead the central bank in its 100-year history. Bernanke, who led the Fed in its efforts to help the U.S. economy withstand the worst financial crisis since the 1930s, has said that the central bank will not taper its monthly bond purchases until U.S. economic data, particularly with respect to employment, show further improvement. The Fed has also pledged to hold short-term interest rates near zero until the nation’s unemployment rate, which stood at 7.2% as of September 30, 2013, reaches 6.5%, provided inflation remains in check.

10	Dynamic Asset Allocation Balanced Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y

(inception dates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/5/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund
Annual average	6.91%	6.59%	6.13%	6.13%	6.08%	6.08%	6.40%	6.20%	6.63%	7.18%	7.18%	7.18%

10 years	88.62	77.78	75.48	75.48	74.83	74.83	79.55	73.26	83.60	93.46	93.70	93.41
Annual average	6.55	5.92	5.78	5.78	5.75	5.75	6.03	5.65	6.26	6.82	6.83	6.82

5 years	57.89	48.81	52.29	50.29	51.94	51.94	53.97	48.58	55.81	59.78	59.98	59.74
Annual average	9.56	8.27	8.78	8.49	8.73	8.73	9.01	8.24	9.27	9.83	9.85	9.82

3 years	35.07	27.31	32.12	29.12	32.00	32.00	33.02	28.37	34.09	36.04	36.21	36.01
Annual average	10.54	8.38	9.73	8.89	9.70	9.70	9.98	8.68	10.27	10.80	10.85	10.80

1 year	12.62	6.14	11.90	6.90	11.81	10.81	12.10	8.18	12.42	12.99	13.11	12.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Dynamic Asset Allocation Balanced Fund	11

Comparative index returns For periods ended 9/30/13

			Lipper Mixed-Asset
			Target Allocation
		Putnam Balanced	Moderate Funds
	Russell 3000 Index	Blended Benchmark	category average*

Life of fund
Annual average	8.91%	—†	7.01%

10 years	118.10	101.29%	81.09
Annual average	8.11	7.25	6.05

5 years	65.31	53.67	44.34
Annual average	10.58	8.97	7.57

3 years	59.19	36.19	28.17
Annual average	16.76	10.84	8.59

1 year	21.60	12.57	10.24

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/13, there were 531, 452, 396, 232, and 38 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,548 and $17,483, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $17,326. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $18,360, $19,346, $19,370, and $19,341, respectively.

12	Dynamic Asset Allocation Balanced Fund

Fund price and distribution information For the 12-month period ended 9/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	4		4	4	4		4	4	4	4

Income	$0.192		$0.095	$0.102	$0.131		$0.160	$0.226	$0.239	$0.222

Capital gains	—		—	—	—		—	—	—	—

Total	$0.192		$0.095	$0.102	$0.131		$0.160	$0.226	$0.239	$0.222

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/12	$11.89	$12.62	$11.84	$11.65	$11.87	$12.30	$11.81	$11.90	$11.90	$11.90

9/30/13	13.19	13.99	13.15	12.92	13.17	13.65	13.11	13.21	13.21	13.21

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/12	1.07%	1.82%	1.82%	1.57%	1.32%	0.78%*	0.68%*	0.82%

Annualized expense ratio for the
six-month period ended 9/30/13†	1.01%	1.76%	1.76%	1.51%	1.26%	0.74%	0.64%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and R6 shares have been annualized.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Dynamic Asset Allocation Balanced Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2013, to September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.18	$9.01	$9.01	$7.74	$6.46	$3.80	$3.29	$3.90

Ending value (after expenses)	$1,047.00	$1,043.10	$1,042.50	$1,044.50	$1,045.90	$1,048.40	$1,048.90	$1,048.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2013, use the following calculation method. To find the value of your investment on April 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.11	$8.90	$8.90	$7.64	$6.38	$3.75	$3.24	$3.85

Ending value (after expenses)	$1,020.00	$1,016.24	$1,016.24	$1,017.50	$1,018.75	$1,021.36	$1,021.86	$1,021.26

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Dynamic Asset Allocation Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Dynamic Asset Allocation Balanced Fund	15

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2013, Putnam employees had approximately $400,000,000 and the Trustees had approximately $96,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Dynamic Asset Allocation Balanced Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Balanced Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by

18	Dynamic Asset Allocation Balanced Fund

Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

Dynamic Asset Allocation Balanced Fund	19

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The

20 Dynamic Asset Allocation Balanced Fund

Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Moderate Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	2nd

For the one-year period ended December 31, 2012, your fund’s performance was in the top

Dynamic Asset Allocation Balanced Fund	21

decile of its Lipper Inc. peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 469, 419 and 382 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Dynamic Asset Allocation Balanced Fund

Financial statements

A note about your fund’s auditors

A non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Balanced Fund	23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Balanced Fund (the “fund”) at September 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 2013

24 Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 9/30/13

COMMON STOCKS (52.6%)*	Shares	Value

Basic materials (2.8%)
Agnico-Eagle Mines, Ltd. (Canada)	290	$7,680

Agrium, Inc. (Canada)	692	58,149

Air Liquide SA (France)	560	77,995

Akzo Nobel NV (Netherlands)	2,603	171,055

Amcor, Ltd. (Australia)	45,382	442,844

American Vanguard Corp.	1,982	53,355

Andersons, Inc. (The)	1,721	120,298

Archer Daniels-Midland Co.	2,956	108,899

Arkema (France)	1,468	163,546

Asahi Kasei Corp. (Japan)	99,000	744,300

Assa Abloy AB Class B (Sweden)	14,075	646,074

Axiall Corp.	8,667	327,526

BASF SE (Germany)	9,399	901,525

Bemis Co., Inc.	14,181	553,201

BHP Billiton PLC (United Kingdom)	17,029	501,742

BHP Billiton, Ltd. (Australia)	28,801	960,279

Cambrex Corp. †	17,872	235,910

Cameco Corp. (Canada)	5,100	92,157

CF Industries Holdings, Inc.	6,962	1,467,798

Chemtura Corp. †	16,713	384,232

Chicago Bridge & Iron Co., NV	16,417	1,112,580

Cie de St-Gobain (France)	2,368	117,266

Croda International PLC (United Kingdom)	1,000	42,982

Cytec Industries, Inc.	6,517	530,223

Domtar Corp. (Canada)	4,841	384,472

Eastman Chemical Co.	16,800	1,308,720

Fletcher Building, Ltd. (New Zealand)	2,790	22,014

Fortescue Metals Group, Ltd. (Australia)	20,718	91,807

Fortune Brands Home & Security, Inc.	24,990	1,040,334

Givaudan SA (Switzerland)	10	14,607

Glencore Xstrata PLC (United Kingdom)	66,151	360,578

Goldcorp, Inc. (Canada)	3,896	101,367

Holcim, Ltd. (Switzerland)	5,462	406,472

Horsehead Holding Corp. † S	19,074	237,662

Huntsman Corp.	25,600	527,616

Innophos Holdings, Inc.	5,227	275,881

Innospec, Inc.	4,893	228,307

International Flavors & Fragrances, Inc.	236	19,423

Intrepid Potash, Inc.	1,724	27,032

Israel Chemicals, Ltd. (Israel)	2,580	21,773

Johnson Matthey PLC (United Kingdom)	19,657	893,582

Kansai Paint Co., Ltd. (Japan)	1,000	13,246

KapStone Paper and Packaging Corp.	4,341	185,795

Koninklijke Boskalis Westminster NV (Netherlands)	8,871	392,917

Koppers Holdings, Inc.	1,594	67,984

Kraton Performance Polymers, Inc. †	5,207	102,005

Dynamic Asset Allocation Balanced Fund	25

COMMON STOCKS (52.6%)* cont.	Shares	Value

Basic materials cont.
L.B. Foster Co. Class A	4,103	$187,671

Landec Corp. †	11,716	142,935

Linde AG (Germany)	350	69,320

Louisiana-Pacific Corp. †	2,231	39,243

LSB Industries, Inc. †	14,544	487,660

LyondellBasell Industries NV Class A	36,052	2,640,088

Minerals Technologies, Inc.	2,157	106,491

Monsanto Co.	48,114	5,021,658

Mosaic Co. (The)	1,076	46,290

Newcrest Mining, Ltd. (Australia)	2,312	25,235

NN, Inc.	14,060	218,774

Oji Holdings Corp. (Japan)	2,000	9,360

OM Group, Inc. †	4,674	157,888

Orica, Ltd. (Australia)	470	8,796

Packaging Corp. of America	13,256	756,785

Potash Corp. of Saskatchewan, Inc. (Canada)	3,246	101,535

PPG Industries, Inc.	13,236	2,211,206

Randgold Resources, Ltd. (Jersey)	540	38,911

Rio Tinto PLC (United Kingdom)	8,741	427,779

Rio Tinto, Ltd. (Australia)	9,474	545,676

S&W Seed Co. †	12,158	101,762

Sherwin-Williams Co. (The)	9,305	1,695,185

Sigma-Aldrich Corp.	142	12,113

Sika AG (Switzerland)	7	20,404

Solvay SA (Belgium)	226	33,892

Sumitomo Chemical Co., Ltd. (Japan)	181,000	688,682

Sumitomo Metal Mining Co., Ltd. (Japan)	30,000	423,012

Syngenta AG (Switzerland)	1,874	765,473

Taiheiyo Cement Corp. (Japan)	3,000	13,063

Toray Industries, Inc. (Japan)	3,000	19,686

Trex Co., Inc. †	5,371	266,026

Tronox, Ltd. Class A	4,583	112,146

Valspar Corp.	11,553	732,807

Veidekke ASA (Norway)	13,701	106,632

voestalpine AG (Austria)	15,038	719,065

W.R. Grace & Co. †	10,257	896,462

Wendel SA (France)	3,914	530,565

Yamana Gold, Inc. (Canada)	1,040	10,813

		36,936,299
Capital goods (4.0%)
ABB, Ltd. (Switzerland)	27,983	661,864

Aecom Technology Corp. †	19,800	619,146

AGCO Corp.	1,934	116,852

Aisin Seiki Co., Ltd. (Japan)	17,100	728,048

Alliant Techsystems, Inc.	2,670	260,485

Altra Holdings, Inc.	10,412	280,187

Astronics Corp. †	2,346	116,620

Avery Dennison Corp.	17,500	761,600

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Capital goods cont.
AZZ, Inc.	4,907	$205,407

Ball Corp.	19,366	869,146

Boeing Co. (The)	74,814	8,790,645

Chart Industries, Inc. †	3,726	458,447

Chase Corp.	5,662	166,350

CNH Industrial NV (Netherlands) †	6,129	76,608

Coway Co., Ltd. (South Korea)	3,366	186,361

Cummins, Inc.	23,349	3,102,382

Daelim Industrial Co., Ltd. (South Korea)	2,149	193,968

Daikin Industries, Ltd. (Japan)	3,900	206,714

Deere & Co.	1,130	91,971

Delphi Automotive PLC (United Kingdom)	49,300	2,880,106

Douglas Dynamics, Inc.	9,206	135,604

DXP Enterprises, Inc. †	1,987	156,913

European Aeronautic Defence and Space Co. NV (France)	26,121	1,664,234

Franklin Electric Co., Inc.	7,636	300,858

Generac Holdings, Inc.	6,092	259,763

General Dynamics Corp.	38,211	3,344,227

Greenbrier Companies, Inc. †	12,861	318,053

HEICO Corp.	1,972	133,583

Hermes Microvision, Inc. (Taiwan)	2,000	58,173

Hitachi, Ltd. (Japan)	48,000	315,947

Hyster-Yale Materials Holdings, Inc.	2,096	187,948

IHI Corp. (Japan)	115,000	483,188

II-VI, Inc. †	17,689	332,907

IMI PLC (United Kingdom)	31,548	743,113

Ingersoll-Rand PLC	38,100	2,474,214

JGC Corp. (Japan)	17,000	612,239

Kadant, Inc.	5,905	198,349

KBR, Inc.	24,400	796,416

Leggett & Platt, Inc.	25,300	762,795

Lindsay Corp.	816	66,602

Lockheed Martin Corp.	30,534	3,894,612

McDermott International, Inc. †	35,860	266,440

Metso Corp. OYJ (Finland)	1,608	63,173

Miller Industries, Inc.	7,098	120,524

Mine Safety Appliances Co.	2,430	125,412

Mitsubishi Electric Corp. (Japan)	16,000	167,659

NACCO Industries, Inc. Class A	1,056	58,524

Northrop Grumman Corp.	31,344	2,985,829

NSK, Ltd. (Japan)	66,000	672,120

Polypore International, Inc. †	1,502	61,537

Raytheon Co.	40,577	3,127,269

Rexam PLC (United Kingdom)	5,832	45,470

Rexel SA (France)	4,354	110,738

Rockwell Collins, Inc.	182	12,351

Roper Industries, Inc.	152	20,196

Safran SA (France)	2,960	182,342

Dynamic Asset Allocation Balanced Fund	27

COMMON STOCKS (52.6%)* cont.	Shares	Value

Capital goods cont.
Schindler Holding AG (Switzerland)	200	$30,033

Schneider Electric SA (France)	7,674	648,965

Singapore Technologies Engineering, Ltd. (Singapore)	155,000	515,205

Societe BIC SA (France)	380	44,185

Standard Motor Products, Inc.	10,094	324,623

Standex International Corp.	2,802	166,439

Staples, Inc. S	100,808	1,476,837

Stoneridge, Inc. †	15,888	171,749

Tenneco, Inc. †	2,621	132,361

Terex Corp. †	19,600	658,560

THK Co., Ltd. (Japan)	18,800	415,801

TriMas Corp. †	13,508	503,848

United Technologies Corp.	290	31,268

Valmont Industries, Inc.	978	135,854

Vinci SA (France)	13,469	782,980

WABCO Holdings, Inc. †	11,100	935,286

WESCO International, Inc. †	2,721	208,238

Zodiac Aerospace (France)	350	55,707

		53,270,168
Communication services (2.5%)
Arris Group, Inc. †	3,254	55,513

Aruba Networks, Inc. †	3,542	58,939

AT&T, Inc.	77,833	2,632,312

BCE, Inc. (Canada)	310	13,248

Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	21,690	39,883

British Sky Broadcasting Group PLC (United Kingdom)	1,070	15,070

BroadSoft, Inc. †	1,206	43,452

BT Group PLC (United Kingdom)	149,548	828,962

CalAmp Corp. †	10,547	185,944

CenturyLink, Inc.	575	18,044

Comcast Corp. Class A	190,667	8,608,615

Deutsche Telekom AG (Germany)	37,569	544,592

DISH Network Corp. Class A	30,800	1,386,308

EchoStar Corp. Class A †	20,751	911,799

Eutelsat Communications SA (France)	990	31,300

Frontier Communications Corp.	37,802	157,634

HSN, Inc.	2,715	145,578

IAC/InterActiveCorp.	32,482	1,775,791

Inteliquent, Inc.	8,738	84,409

InterXion Holding NV (Netherlands) †	7,000	155,680

Iridium Communications, Inc. †	15,437	106,207

Jazztel PLC (Spain) †	14,626	158,908

Liberty Global PLC Ser. C (United Kingdom) †	1,800	135,774

Loral Space & Communications, Inc.	2,856	193,437

NeuStar, Inc. Class A †	4,371	216,277

NICE Systems, Ltd. (Israel)	280	11,537

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	1,900	98,194

NTT DoCoMo, Inc. (Japan)	33,800	547,430

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Communication services cont.
Orange (France)	33,133	$415,474

RingCentral, Inc. Class A †	1,444	26,021

Ruckus Wireless, Inc. †	7,183	120,890

SBA Communications Corp. Class A †	144	11,586

SES SA GDR (France)	1,590	45,494

StarHub, Ltd. (Singapore)	5,000	17,098

Swisscom AG (Switzerland)	60	28,834

TDC A/S (Denmark)	30,544	258,453

Tele2 AB Class B (Sweden)	17,977	229,933

Telefonica SA (Spain) †	31,423	489,297

Telenor ASA (Norway)	20,462	467,547

Telstra Corp., Ltd. (Australia)	126,961	588,656

Turkcell Iletisim Hizmetleri AS (Turkey) †	17,416	102,597

TW telecom, inc. †	28,700	857,126

Ubiquiti Networks, Inc.	11,096	372,715

USA Mobility, Inc.	8,299	117,514

Verizon Communications, Inc.	183,150	8,545,779

Vodafone Group PLC (United Kingdom)	360,220	1,259,627

Ziggo NV (Netherlands)	11,703	474,022

		33,589,500
Conglomerates (1.1%)
3M Co.	794	94,812

AMETEK, Inc.	33,258	1,530,533

Danaher Corp.	64,958	4,502,889

Exor SpA (Italy)	8,052	302,067

General Electric Co.	159,435	3,808,902

Marubeni Corp. (Japan)	27,000	212,056

Mitsubishi Corp. (Japan)	17,600	355,599

Siemens AG (Germany)	13,592	1,637,630

Tyco International, Ltd.	60,498	2,116,220

		14,560,708
Consumer cyclicals (6.3%)
ABC-Mart, Inc. (Japan)	200	9,736

Adidas AG (Germany)	3,799	412,083

ADT Corp. (The) †	31,699	1,288,881

Advance Auto Parts, Inc.	12,417	1,026,638

Alpine Electronics, Inc. (Japan)	5,000	54,275

Amazon.com, Inc. †	316	98,794

American Eagle Outfitters, Inc.	34,100	477,059

ANN, Inc. †	7,713	279,365

Apollo Tyres, Ltd. (India)	31,308	33,331

Ascent Capital Group, Inc. Class A †	843	67,963

Atresmedia Corp de Medios de Comunicacion S.A. (Spain) S	23,149	297,826

AutoZone, Inc. †	55	23,250

Axel Springer AG (Germany)	760	42,268

Babcock International Group PLC (United Kingdom)	26,808	519,058

Bayerische Motoren Werke (BMW) AG (Germany)	4,764	512,183

Bed Bath & Beyond, Inc. †	30,012	2,321,728

Big Lots, Inc. †	21,468	796,248

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (52.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Blyth, Inc.	5,082	$70,284

BR Malls Participacoes SA (Brazil)	12,100	109,737

Bridgestone Corp. (Japan)	7,600	276,413

Brown Shoe Co., Inc.	4,104	96,321

Brunswick Corp.	7,078	282,483

Buckle, Inc. (The)	2,401	129,774

Bunzl PLC (United Kingdom)	1,060	22,961

Bureau Veritas SA (France)	14,875	468,881

Carmike Cinemas, Inc. †	7,349	162,266

Chico’s FAS, Inc.	32,900	548,114

Coach, Inc.	36,049	1,965,752

Compagnie Financiere Richemont SA (Switzerland)	8,793	880,904

Compass Group PLC (United Kingdom)	75,087	1,033,247

Continental AG (Germany)	5,357	908,077

Corporate Executive Board Co. (The)	1,717	124,689

Crocs, Inc. †	3,746	50,983

CST Brands, Inc. †	6,311	188,068

Daihatsu Motor Co., Ltd. (Japan)	19,000	367,262

Daimler AG (Registered Shares) (Germany)	6,762	527,106

Daito Trust Construction Co., Ltd. (Japan)	500	49,901

Deckers Outdoor Corp. †	1,574	103,758

Deluxe Corp.	10,332	430,431

Demand Media, Inc. †	14,860	93,915

Destination Maternity Corp.	11,270	358,386

Dillards, Inc. Class A	7,281	570,102

Dollar General Corp. †	326	18,406

Dollar Tree, Inc. †	320	18,291

Don Quijote Co., Ltd. (Japan)	300	18,770

Ecolab, Inc.	591	58,367

Equinix, Inc.	207	12,389

Expedia, Inc.	14,590	755,616

Experian Group, Ltd. (United Kingdom)	24,060	458,450

Five Below, Inc. †	1,288	56,350

FleetCor Technologies, Inc. †	768	84,603

Foot Locker, Inc.	25,390	861,737

Francesca’s Holdings Corp. †	2,446	45,593

Fuji Heavy Industries, Ltd. (Japan)	34,000	937,382

G&K Services, Inc. Class A	3,153	190,410

GameStop Corp. Class A	5,538	274,962

Gannett Co., Inc.	42,703	1,144,013

Gap, Inc. (The)	42,400	1,707,872

Geberit International AG (Switzerland)	130	35,104

Genesco, Inc. †	2,808	184,149

Global Cash Access Holdings, Inc. †	13,436	104,935

Global Mediacom Tbk PT (Indonesia)	1,987,500	331,250

Green Dot Corp. Class A †	5,972	157,243

Harbinger Group, Inc. †	28,821	298,874

Hino Motors, Ltd. (Japan)	38,000	558,238

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Consumer cyclicals cont.
HMS Holdings Corp. †	2,677	$57,582

Home Depot, Inc. (The)	112,622	8,542,379

ITV PLC (United Kingdom)	222,554	631,593

Jin Co., Ltd. (Japan)	2,300	86,342

KAR Auction Services, Inc.	15,927	449,301

Kimberly-Clark Corp.	640	60,301

Kingfisher PLC (United Kingdom)	31,981	199,796

La-Z-Boy, Inc.	4,165	94,587

Lear Corp.	17,545	1,255,696

LIN Media, LLC Class A †	7,506	152,297

Lowe’s Cos., Inc.	121,512	5,785,186

Lumber Liquidators Holdings, Inc. †	1,033	110,169

Luxottica Group SpA (Italy)	3,849	204,744

Macy’s, Inc.	51,767	2,239,958

Magna International, Inc. (Canada)	90	7,422

Marcus Corp.	12,761	185,417

MasterCard, Inc. Class A	163	109,663

Matahari Department Store Tbk PT (Indonesia) †	121,500	110,168

MAXIMUS, Inc.	2,357	106,159

McGraw-Hill Cos., Inc. (The)	35,514	2,329,363

Men’s Wearhouse, Inc. (The)	4,845	164,972

MGM China Holdings, Ltd. (Hong Kong)	159,200	528,552

MSC Industrial Direct Co., Inc. Class A	98	7,972

Namco Bandai Holdings, Inc. (Japan)	20,600	384,567

Navistar International Corp. †	4,575	166,896

Next PLC (United Kingdom)	14,097	1,177,597

Nintendo Co., Ltd. (Japan)	1,000	113,231

Nissan Motor Co., Ltd. (Japan)	41,900	419,448

Nitori Holdings Co., Ltd. (Japan)	250	22,890

O’Reilly Automotive, Inc. †	16,512	2,106,766

Omnicom Group, Inc.	425	26,962

OPAP SA (Greece)	33,200	370,546

Oriental Land Co., Ltd. (Japan)	200	33,003

Panasonic Corp. (Japan) †	48,100	463,897

Park24 Co., Ltd. (Japan)	500	8,876

Pearson PLC (United Kingdom)	4,232	86,119

Perry Ellis International, Inc.	10,040	189,154

PetSmart, Inc.	16,426	1,252,647

Pier 1 Imports, Inc.	3,260	63,635

Pitney Bowes, Inc.	8,800	160,072

Prada SpA (Italy)	14,000	135,652

Priceline.com, Inc. †	5,385	5,443,966

PulteGroup, Inc.	56,700	935,550

Randstad Holding NV (Netherlands)	3,104	174,857

ReachLocal, Inc. †	5,072	60,408

Reed Elsevier NV (Netherlands)	2,240	45,047

Renault SA (France)	5,421	432,181

Rinnai Corp. (Japan)	200	14,813

Dynamic Asset Allocation Balanced Fund	31

COMMON STOCKS (52.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Ross Stores, Inc.	300	$21,840

Ryland Group, Inc. (The)	8,103	328,496

Sands China, Ltd. (Hong Kong)	27,200	168,161

Sankyo Co., Ltd. (Japan)	300	14,635

Scripps Networks Interactive Class A	170	13,279

Sears Hometown and Outlet Stores, Inc. †	4,148	131,699

Secom Co., Ltd. (Japan)	500	31,233

Select Comfort Corp. †	8,304	202,202

Shimamura Co., Ltd. (Japan)	100	9,939

Sinclair Broadcast Group, Inc. Class A	14,060	471,291

Singapore Press Holdings, Ltd. (Singapore)	8,000	26,209

SJM Holdings, Ltd. (Hong Kong)	234,000	657,719

Sodexho (France)	530	49,452

Sonic Automotive, Inc. Class A	24,568	584,718

Sports Direct International PLC (United Kingdom) †	17,206	197,073

Steven Madden, Ltd. †	2,511	135,167

Sun TV Network, Ltd. (India)	6,178	38,802

Swatch Group AG (The) (Switzerland)	4,255	479,914

Swatch Group AG (The) (Switzerland)	743	478,162

Swire Pacific, Ltd. Class A (Hong Kong)	2,500	29,945

Target Corp.	779	49,840

Tata Motors, Ltd. (India)	8,599	45,670

Thomas Cook Group PLC (United Kingdom) †	75,861	188,393

Tile Shop Holdings, Inc. †	6,687	197,200

Time Warner, Inc.	1,160	76,340

TiVo, Inc. †	6,044	75,187

TJX Cos., Inc. (The)	79,500	4,483,005

Total Systems Services, Inc.	65,500	1,927,010

Towers Watson & Co. Class A	170	18,183

Town Sports International Holdings, Inc.	10,593	137,497

Toyota Motor Corp. (Japan)	26,600	1,696,750

Tractor Supply Co.	278	18,673

Trump Entertainment Resorts, Inc. †	180	360

TUI Travel PLC (United Kingdom)	47,487	282,676

URS Corp.	13,053	701,599

USS Co. Ltd. (Japan)	1,500	21,685

Vail Resorts, Inc.	1,467	101,780

Valeo SA (France)	2,151	183,678

ValueClick, Inc. †	7,973	166,237

Verisk Analytics, Inc. Class A †	245	15,915

Viacom, Inc. Class B	705	58,924

VOXX International Corp. †	18,825	257,903

Wal-Mart Stores, Inc.	12,419	918,509

World Fuel Services Corp.	7,356	274,452

WPP PLC (United Kingdom)	34,567	710,699

Wyndham Worldwide Corp.	21,785	1,328,231

Wynn Resorts, Ltd.	11,497	1,816,641

		83,924,877

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Consumer staples (5.2%)
AFC Enterprises †	6,643	$289,568

Ajinomoto Co., Inc. (Japan)	13,000	170,609

Alsea SAB de CV (Mexico)	19,600	54,849

Altria Group, Inc.	1,634	56,128

Angie’s List, Inc. † S	3,003	67,568

Anheuser-Busch InBev NV (Belgium)	9,507	946,353

Associated British Foods PLC (United Kingdom)	31,850	967,303

Barrett Business Services, Inc.	2,798	188,333

Barry Callebaut AG (Switzerland)	20	20,081

Beacon Roofing Supply, Inc. †	2,488	91,733

Benesse Holdings, Inc. (Japan)	400	14,528

Bigfoot GmbH (acquired 8/2/13, cost $21,982) (Private) (Brazil)† ΔΔ F	1	16,789

Blue Nile, Inc. †	2,580	105,599

Bright Horizons Family Solutions, Inc. †	4,794	171,769

British American Tobacco (BAT) PLC (United Kingdom)	19,685	1,044,157

Britvic PLC (United Kingdom)	8,684	80,485

Brown-Forman Corp. Class B	1,500	102,195

Bunge, Ltd.	508	38,562

Calbee, Inc. (Japan)	23,200	671,725

Capita PLC (United Kingdom)	1,850	29,830

Carrefour SA (France)	15,680	538,272

Chaoda Modern Agriculture Holdings, Ltd. (China)† F	58,000	3,739

Church & Dwight Co., Inc.	266	15,973

Coca-Cola Co. (The)	29,586	1,120,718

Coca-Cola Enterprises, Inc.	2,200	88,462

Colgate-Palmolive Co.	40,164	2,381,725

Colruyt SA (Belgium)	650	36,084

Constellation Brands, Inc. Class A †	18,900	1,084,860

Core-Mark Holding Co., Inc.	2,943	195,533

Costco Wholesale Corp.	21,800	2,509,616

CVS Caremark Corp.	88,546	5,024,986

Diageo PLC (United Kingdom)	15,164	482,388

Distribuidora Internacional de Alimentacion SA (Spain)	44,399	384,958

Dunkin’ Brands Group, Inc.	184	8,328

Fomento Economico Mexicano SAB de CV ADR (Mexico)	1,200	116,508

General Mills, Inc.	53,724	2,574,454

Geo Group, Inc. (The)	4,853	161,362

Grand Canyon Education, Inc. †	1,879	75,686

Hain Celestial Group, Inc. (The) †	1,365	105,269

Henkel AG & Co. KGaA (Preference) (Germany)	2,443	251,743

Hershey Co. (The)	358	33,115

Ingredion, Inc.	901	59,619

ITOCHU Corp. (Japan)	7,900	96,605

ITT Educational Services, Inc. † S	20,567	637,577

Japan Tobacco, Inc. (Japan)	40,600	1,458,040

JM Smucker Co. (The)	11,760	1,235,270

Kao Corp. (Japan)	8,700	270,838

Kellogg Co.	515	30,246

Dynamic Asset Allocation Balanced Fund	33

COMMON STOCKS (52.6%)* cont.	Shares	Value

Consumer staples cont.
Kerry Group PLC Class A (Ireland)	6,556	$398,719

Kforce, Inc.	11,825	209,184

Koninklijke Ahold NV (Netherlands)	25,434	440,600

Kraft Foods Group, Inc.	48,120	2,523,413

L’Oreal SA (France)	5,497	944,079

Lawson, Inc. (Japan)	1,700	132,998

Liberty Interactive Corp. Class A †	77,300	1,814,231

Lorillard, Inc.	70,136	3,140,690

Magnit OJSC (Russia)	782	198,135

McDonald’s Corp.	273	26,265

Molson Coors Brewing Co. Class B	15,508	777,416

MWI Veterinary Supply, Inc. †	1,455	217,319

Nestle SA (Switzerland)	32,343	2,262,061

Nissin Food Products Co., Ltd. (Japan)	600	24,599

On Assignment, Inc. †	6,500	214,500

OpenTable, Inc. †	1,423	99,582

Panera Bread Co. Class A †	60	9,512

Papa John’s International, Inc.	2,984	208,522

PepsiCo, Inc.	571	45,395

Pernod Ricard SA (France)	1,661	206,260

Philip Morris International, Inc.	98,848	8,559,248

Pinnacle Foods, Inc.	5,941	157,258

Pool Corp.	1,853	104,009

Prestige Brands Holdings, Inc. †	7,312	220,237

Procter & Gamble Co. (The)	140,061	10,587,211

Reckitt Benckiser Group PLC (United Kingdom)	13,029	953,388

Reynolds American, Inc.	760	37,073

Robert Half International, Inc.	22,927	894,841

SABMiller PLC (United Kingdom)	14,093	717,195

Shoppers Drug Mart Corp. (Canada)	350	20,156

Spartan Stores, Inc.	5,908	130,330

Starbucks Corp.	897	69,042

Suedzucker AG (Germany)	12,191	359,209

TrueBlue, Inc. †	23,613	566,948

Unilever NV ADR (Netherlands)	2,260	87,917

Unilever PLC (United Kingdom)	23,975	947,041

United Natural Foods, Inc. †	1,805	121,332

USANA Health Sciences, Inc. †	1,438	124,804

Walgreen Co.	67,496	3,631,285

WM Morrison Supermarkets PLC (United Kingdom)	30,413	137,860

Wolseley PLC (United Kingdom)	4,040	209,095

Woolworths, Ltd. (Australia)	10,447	341,110

Zalando GmbH (acquired 9/30/13, cost $44,839) (Private)
(Germany)† ΔΔ F	1	44,839

		69,025,046
Energy (4.6%)
Alpha Natural Resources, Inc. †	104,331	621,813

BG Group PLC (United Kingdom)	13,068	249,744

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Energy cont.
BP PLC (United Kingdom)	146,467	$1,026,948

Cabot Oil & Gas Corp.	47,400	1,768,968

Callon Petroleum Co. †	30,947	169,280

Canadian Natural Resources, Ltd. (Canada)	7,000	219,980

Chevron Corp.	28,489	3,461,414

ConocoPhillips	101,411	7,049,079

Crescent Point Energy Corp. (Canada)	480	18,174

Delek US Holdings, Inc.	4,962	104,649

Diamond Offshore Drilling, Inc.	194	12,090

EPL Oil & Gas, Inc. †	9,987	370,618

EQT Corp.	236	20,938

Exxon Mobil Corp.	101,382	8,722,907

Ezion Holdings, Ltd. (Singapore)	150,000	263,043

FutureFuel Corp.	19,138	343,718

Gulfport Energy Corp. †	2,236	143,864

Halliburton Co.	2,200	105,930

Helix Energy Solutions Group, Inc. †	10,991	278,842

Helmerich & Payne, Inc.	13,066	900,901

HollyFrontier Corp.	24,138	1,016,451

Husky Energy, Inc. (Canada)	610	17,541

Imperial Oil, Ltd. (Canada)	460	20,199

Key Energy Services, Inc. †	26,808	195,430

Kodiak Oil & Gas Corp. †	14,027	169,166

Marathon Petroleum Corp.	34,087	2,192,476

Noble Energy, Inc.	270	18,093

Occidental Petroleum Corp.	66,750	6,243,795

Oceaneering International, Inc.	14,345	1,165,388

Oil States International, Inc. †	8,000	827,680

ONEOK, Inc.	27,600	1,471,632

Peabody Energy Corp.	34,081	587,897

Pembina Pipeline Corp. (Canada)	530	17,566

Phillips 66	57,436	3,320,950

Repsol YPF SA (Spain)	15,312	379,600

Rosetta Resources, Inc. †	2,676	145,735

Royal Dutch Shell PLC Class A (United Kingdom)	32,614	1,077,096

Royal Dutch Shell PLC Class A (United Kingdom)	21,924	723,108

Royal Dutch Shell PLC Class B (United Kingdom)	27,745	958,741

Schlumberger, Ltd.	96,276	8,506,947

Spectra Energy Corp.	811	27,761

Statoil ASA (Norway)	24,616	558,780

Stone Energy Corp. †	6,707	217,508

Suncor Energy, Inc. (Canada)	9,732	347,973

Swift Energy Co. †	8,499	97,059

Tesoro Corp.	18,566	816,533

Total SA (France)	18,121	1,051,571

TransCanada Corp. (Canada)	620	27,237

Unit Corp. †	3,290	152,952

Vaalco Energy, Inc. †	34,257	191,154

Dynamic Asset Allocation Balanced Fund	35

COMMON STOCKS (52.6%)* cont.	Shares	Value

Energy cont.
Valero Energy Corp.	57,007	$1,946,789

Vermilion Energy, Inc. (Canada)	160	8,795

W&T Offshore, Inc.	5,882	104,229

Woodside Petroleum, Ltd. (Australia)	13,129	469,223

		60,925,955
Financials (9.5%)
3i Group PLC (United Kingdom)	80,517	474,210

Access National Corp.	5,697	81,239

ACE, Ltd.	2,539	237,549

Admiral Group PLC (United Kingdom)	3,462	69,105

AG Mortgage Investment Trust, Inc. R	3,319	55,162

Ageas (Belgium)	15,567	630,531

Agree Realty Corp. R	5,970	180,175

AIA Group, Ltd. (Hong Kong)	233,400	1,096,898

Alleghany Corp. †	3,873	1,586,574

Allianz SE (Germany)	8,454	1,328,979

Allied World Assurance Co. Holdings AG	13,369	1,328,745

American Capital Agency Corp. R	33,500	756,095

American Equity Investment Life Holding Co.	13,227	280,677

American Express Co.	501	37,836

American Financial Group, Inc.	21,080	1,139,585

American International Group, Inc.	108,200	5,261,766

Amtrust Financial Services, Inc.	3,797	148,311

Aon PLC	55,484	4,130,229

Arch Capital Group, Ltd. †	316	17,105

Arlington Asset Investment Corp. Class A	3,842	91,363

ARMOUR Residential REIT, Inc. R	17,695	74,319

Arthur J Gallagher & Co.	535	23,353

Ascendas Real Estate Investment Trust (Singapore) R	17,000	30,896

Ashford Hospitality Trust, Inc. R	20,627	254,537

Assicurazioni Generali SpA (Italy)	33,899	676,439

Associated Banc-Corp.	42,800	662,972

Australia & New Zealand Banking Group, Ltd. (Australia)	29,709	853,084

AvalonBay Communities, Inc. R	8,889	1,129,703

AXA SA (France)	39,831	922,787

Axis Capital Holdings, Ltd.	25,800	1,117,398

Banco Bilbao Vizcaya Argentaria SA (Rights) (Spain) †	52,053	7,112

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	52,053	581,669

Banco Latinoamericano de Exportaciones SA Class E (Panama)	13,214	329,293

Banco Santander Central Hispano SA (Spain)	78,130	637,149

Bangkok Bank PCL NVDR (Thailand)	17,700	110,908

Bank Hapoalim BM (Israel)	3,700	18,710

Bank Leumi Le-Israel BM (Israel) †	4,360	16,207

Bank of East Asia, Ltd. (Hong Kong)	6,400	27,107

Bank of Hawaii Corp.	719	39,150

Bank of Kentucky Financial Corp.	3,374	92,144

Bank of Nova Scotia (Canada)	1,490	85,345

Bank of Yokohama, Ltd. (The) (Japan)	95,000	542,194

36 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Financials cont.
Barclays PLC NPR (United Kingdom) †	35,432	$46,318

Barclays PLC (United Kingdom)	204,569	879,275

Bellway PLC (United Kingdom)	7,922	168,648

Berkshire Hathaway, Inc. Class B †	15,651	1,776,545

BlackRock, Inc.	89	24,085

BNP Paribas SA (France)	8,361	565,559

BOC Hong Kong Holdings, Ltd. (Hong Kong)	10,500	33,710

BofI Holding, Inc. †	7,925	514,016

British Land Company PLC (United Kingdom) R	3,710	34,685

CapitaMall Trust (Singapore) R	20,000	31,246

Cardinal Financial Corp.	11,037	182,442

CBL & Associates Properties, Inc. R	7,544	144,090

Chiba Bank, Ltd. (The) (Japan)	5,000	36,421

Chimera Investment Corp. R	122,579	372,640

China Pacific Insurance (Group) Co., Ltd. (China)	43,200	154,845

Chubb Corp. (The)	550	49,093

CIT Group, Inc. †	38,750	1,889,838

Citizens & Northern Corp.	7,113	141,833

City National Corp.	12,061	803,986

CNO Financial Group, Inc.	14,080	202,752

Commonwealth Bank of Australia (Australia)	21,763	1,445,756

CoreLogic, Inc. †	48,800	1,320,040

Coresite Realty Corp. R	2,001	67,914

Credit Acceptance Corp. †	1,872	207,436

Credit Agricole SA (France) †	53,441	589,298

Credit Saison Co., Ltd. (Japan)	13,500	365,192

Credit Suisse Group (Switzerland)	10,778	329,174

Cullen/Frost Bankers, Inc.	770	54,324

CYS Investments, Inc. R	10,739	87,308

DBS Group Holdings, Ltd. (Singapore)	36,000	471,181

Deutsche Bank AG (Germany)	12,916	593,048

Dexus Property Group (Australia) R	562,787	527,649

DFC Global Corp. †	20,814	228,746

Discover Financial Services	61,618	3,114,174

Eagle Bancorp, Inc.	5,602	158,481

East West Bancorp, Inc.	9,062	289,531

Eaton Vance Corp.	26,680	1,035,984

Education Realty Trust, Inc. R	21,271	193,566

Encore Capital Group, Inc. †	7,529	345,280

EPR Properties R	3,120	152,069

Essex Property Trust, Inc. R	50	7,385

Everest Re Group, Ltd.	226	32,863

Federal Realty Investment Trust R	6,990	709,136

Fidelity National Financial, Inc. Class A	48,529	1,290,871

Fifth Third Bancorp	159,900	2,884,596

Financial Institutions, Inc.	7,324	149,849

First Community Bancshares Inc.	6,886	112,586

First Industrial Realty Trust R	6,736	109,595

Dynamic Asset Allocation Balanced Fund	37

COMMON STOCKS (52.6%)* cont.	Shares	Value

Financials cont.
FirstMerit Corp.	8,574	$186,142

Flushing Financial Corp.	7,236	133,504

Genworth Financial, Inc. Class A †	162,959	2,084,246

Gjensidige Forsikring ASA (Norway)	2,320	35,032

Glimcher Realty Trust R	12,876	125,541

Goldman Sachs Group, Inc. (The)	43,354	6,859,036

GPT Group (Australia) R	12,510	40,614

Greenhill & Co., Inc.	2,809	140,113

Grupo Financiero Banorte SAB de CV (Mexico)	31,500	196,275

Gunma Bank, Ltd. (The) (Japan)	4,000	23,358

Hammerson PLC (United Kingdom) R	36,052	292,407

Hang Seng Bank, Ltd. (Hong Kong)	34,600	564,332

Hanmi Financial Corp.	14,263	236,338

Hannover Rueckversicherung AG (Germany)	570	41,918

Hatteras Financial Corp. R	12,700	237,617

Health Care REIT, Inc. R	23,763	1,482,336

Heartland Financial USA, Inc.	4,921	137,099

Heritage Financial Group, Inc.	6,180	107,656

HFF, Inc. Class A	18,629	466,656

Hongkong Land Holdings, Ltd. (Hong Kong)	17,000	112,200

Housing Development Finance Corp., Ltd. (HDFC) (India)	9,749	119,011

HSBC Holdings PLC (United Kingdom)	188,488	2,042,630

ING Groep NV (Netherlands) †	57,235	646,621

Insurance Australia Group, Ltd. (Australia)	123,412	675,819

Intact Financial Corp. (Canada)	2,790	167,338

IntercontinentalExchange, Inc. †	238	43,178

Invesco Mortgage Capital, Inc. R	5,491	84,506

Investor AB Class B (Sweden)	14,700	446,030

Investors Real Estate Trust R	15,184	125,268

iStar Financial, Inc. † R	12,837	154,557

Japan Real Estate Investment Corp. (Japan) R	4	46,717

Joyo Bank, Ltd. (The) (Japan)	83,000	444,997

JPMorgan Chase & Co.	216,207	11,175,740

Julius Baer Group, Ltd. (Switzerland)	920	42,930

KKR & Co. LP	11,500	236,670

Legal & General Group PLC (United Kingdom)	144,999	460,558

Lexington Realty Trust R	30,177	338,888

Lloyds Banking Group PLC (United Kingdom) †	1,060,160	1,262,849

LTC Properties, Inc. R	7,908	300,346

Maiden Holdings, Ltd. (Bermuda)	12,165	143,669

MainSource Financial Group, Inc.	10,916	165,814

MFA Financial, Inc. R	17,621	131,276

Mitsubishi Estate Co., Ltd. (Japan)	12,000	353,548

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	102,100	651,271

Mizrahi Tefahot Bank, Ltd. (Israel)	1,510	16,625

MS&AD Insurance Group Holdings (Japan)	2,500	65,110

Muenchener Rueckversicherungs AG (Germany)	2,842	555,382

Nasdaq OMX Group, Inc. (The)	32,463	1,041,738

38 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Financials cont.
National Health Investors, Inc. R	4,445	$252,876

Nelnet, Inc. Class A	6,662	256,154

Nordea Bank AB (Sweden)	17,069	205,836

Northern Trust Corp.	31,660	1,721,987

Ocwen Financial Corp. †	3,868	215,718

OFG Bancorp (Puerto Rico)	6,611	107,032

One Liberty Properties, Inc. R	7,235	146,726

ORIX Corp. (Japan)	13,300	215,815

Pacific Premier Bancorp, Inc. †	6,844	91,983

PartnerRe, Ltd.	14,705	1,346,096

People’s United Financial, Inc.	4,193	60,295

Peoples Bancorp, Inc.	6,622	138,267

Persimmon PLC (United Kingdom)	11,102	195,187

PHH Corp. †	5,854	138,974

PNC Financial Services Group, Inc.	56,082	4,063,141

Popular, Inc. (Puerto Rico) †	33,037	866,561

Portfolio Recovery Associates, Inc. †	7,195	431,268

Protective Life Corp.	27,268	1,160,253

Prudential PLC (United Kingdom)	56,877	1,059,820

PS Business Parks, Inc. R	4,315	321,985

Public Storage R	12,538	2,012,976

Rayonier, Inc. R	190	10,574

Regus PLC (United Kingdom)	92,975	273,942

RenaissanceRe Holdings, Ltd.	255	23,085

Republic Bancorp, Inc. Class A	4,377	120,586

Resona Holdings, Inc. (Japan)	158,300	808,450

RioCan Real Estate Investment Trust (Canada) R	1,170	27,602

Sberbank of Russia ADR (Russia)	26,179	315,457

SCOR SE (France)	5,821	192,739

Sekisui House, Ltd. (Japan)	5,000	67,043

Select Income REIT R	5,569	143,680

Shizuoka Bank, Ltd. (The) (Japan)	3,000	34,061

Shopping Centres Australasia Property Group (Australia) R	80,476	114,866

Simon Property Group, Inc. R	23,266	3,448,719

Skandinaviska Enskilda Banken AB (Sweden)	43,668	462,724

Sovran Self Storage, Inc. R	1,409	106,633

SpareBank 1 SR-Bank ASA (Norway) †	15,115	119,899

St. Joe Co. (The) †	17,750	348,255

Starwood Property Trust, Inc. R	4,262	102,160

State Street Corp.	54,600	3,589,950

Stewart Information Services Corp.	10,033	320,956

Sumitomo Mitsui Financial Group, Inc. (Japan)	22,500	1,086,144

Summit Hotel Properties, Inc. R	19,108	175,603

Sun Hung Kai Properties, Ltd. (Hong Kong)	5,000	68,013

Swedbank AB Class A (Sweden)	21,050	490,327

Symetra Financial Corp.	12,235	218,028

T. Rowe Price Group, Inc.	745	53,588

Tanger Factory Outlet Centers R	11,667	380,928

Dynamic Asset Allocation Balanced Fund 39

COMMON STOCKS (52.6%)* cont.	Shares	Value

Financials cont.
Tokio Marine Holdings, Inc. (Japan)	8,700	$283,672

Tokyu Land Corp. (Japan) F	81,000	841,355

Toronto-Dominion Bank (Canada)	15,122	1,360,678

Toronto-Dominion Bank (Canada)	528	47,538

UBS AG (Switzerland)	56,026	1,146,106

Unibail-Rodamco SE (France) R	280	69,472

UniCredit SpA (Italy)	71,460	455,531

Universal Health Realty Income Trust R	1,847	77,334

Validus Holdings, Ltd.	25,846	955,785

Visa, Inc. Class A	920	175,812

Vornado Realty Trust R	17,100	1,437,426

WageWorks, Inc. †	4,415	222,737

Walter Investment Management Corp. †	2,679	105,928

Washington Banking Co.	8,333	117,162

Wells Fargo & Co.	46,544	1,923,198

Westfield Group (Australia)	34,065	349,890

Westfield Retail Trust (Australia) R	18,187	50,391

Westpac Banking Corp. (Australia)	19,416	592,845

Wheelock and Co., Ltd. (Hong Kong)	128,000	679,122

Zurich Insurance Group AG (Switzerland)	210	54,082

		126,590,201
Health care (7.1%)
Abaxis, Inc.	1,570	66,097

Abbott Laboratories	990	32,858

AbbVie, Inc.	83,290	3,725,562

ACADIA Pharmaceuticals, Inc. †	15,954	438,256

Accuray, Inc. †	13,918	102,854

Actelion, Ltd. (Switzerland)	6,484	460,301

Aegerion Pharmaceuticals, Inc. †	888	76,110

Alere, Inc. †	7,713	235,786

Align Technology, Inc. †	3,006	144,649

Alkermes PLC †	3,271	109,971

Amedisys, Inc. †	6,438	110,862

AmerisourceBergen Corp.	46,779	2,858,197

Amgen, Inc.	53,202	5,955,432

AmSurg Corp. †	4,842	192,227

Array BioPharma, Inc. †	14,439	89,811

Astellas Pharma, Inc. (Japan)	12,600	640,928

AstraZeneca PLC (United Kingdom)	28,531	1,485,203

athenahealth, Inc. †	660	71,650

Auxilium Pharmaceuticals, Inc. †	7,196	131,183

Bayer AG (Germany)	12,006	1,415,681

Becton, Dickinson and Co.	256	25,605

Bio-Reference Labs, Inc. † S	1,633	48,794

Biospecifics Technologies Corp. †	1,797	34,988

Bristol-Myers Squibb Co.	121,030	5,601,268

C.R. Bard, Inc.	243	27,994

Cardinal Health, Inc.	862	44,953

40 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Health care cont.
Catamaran Corp. †	180	$8,269

Celgene Corp. †	34,082	5,246,242

Centene Corp. †	1,375	87,945

Chemed Corp.	5,184	370,656

CIGNA Corp.	49,500	3,804,570

Coloplast A/S Class B (Denmark)	12,910	735,058

Computer Programs & Systems, Inc.	1,154	67,509

Conatus Pharmaceuticals, Inc. †	2,053	20,633

Conmed Corp.	9,765	331,912

Covidien PLC	3,137	191,169

CSL, Ltd. (Australia)	280	16,718

Cubist Pharmaceuticals, Inc. †	5,728	364,014

Cyberonics, Inc. †	1,419	72,000

DexCom, Inc. †	3,401	96,010

Eisai Co., Ltd. (Japan)	400	16,237

Eli Lilly & Co.	74,205	3,734,738

Endo Health Solutions, Inc. †	5,535	251,510

Exact Sciences Corp. †	1,546	18,258

Gentium SpA ADR (Italy) †	16,731	453,912

GlaxoSmithKline PLC (United Kingdom)	60,289	1,520,150

Globus Medical, Inc. Class A †	6,180	107,903

Greatbatch, Inc. †	11,671	397,164

Grifols SA ADR (Spain)	3,861	116,911

Haemonetics Corp. †	2,864	114,216

HCA Holdings, Inc.	34,918	1,492,745

Health Net, Inc. †	4,298	136,247

HealthSouth Corp. †	9,915	341,869

Henry Schein, Inc. †	263	27,273

Hi-Tech Pharmacal Co., Inc.	2,062	88,975

Hill-Rom Holdings, Inc.	6,857	245,686

Hisamitsu Pharmaceutical Co., Inc. (Japan)	7,000	390,254

Incyte Corp., Ltd. †	1,817	69,319

Insulet Corp. †	4,397	159,347

Insys Therapeutics, Inc. †	13,336	466,627

Isis Pharmaceuticals, Inc. †	2,262	84,915

Jazz Pharmaceuticals PLC †	8,546	785,976

Johnson & Johnson	35,101	3,042,906

Kindred Healthcare, Inc.	8,891	119,406

Lexicon Pharmaceuticals, Inc. †	19,181	45,459

Magellan Health Services, Inc. †	1,648	98,814

McKesson Corp.	37,664	4,832,291

MedAssets, Inc. †	12,617	320,724

Medicines Co. (The) †	5,821	195,120

Merck & Co., Inc.	19,075	908,161

Merck KGaA (Germany)	1,049	163,698

Miraca Holdings, Inc. (Japan)	100	4,456

NewLink Genetics Corp. †	3,024	56,791

Novartis AG (Switzerland)	12,933	993,911

Dynamic Asset Allocation Balanced Fund	41

COMMON STOCKS (52.6%)* cont.	Shares	Value

Health care cont.
Novo Nordisk A/S Class B (Denmark)	6,296	$1,068,919

NPS Pharmaceuticals, Inc. †	3,586	114,071

NxStage Medical, Inc. †	6,646	87,461

Omega Healthcare Investors, Inc. R	3,790	113,207

Ono Pharmaceutical Co., Ltd. (Japan)	200	12,269

Orion OYJ Class B (Finland)	15,836	398,910

Otsuka Holdings Company, Ltd. (Japan)	600	17,372

PDL BioPharma, Inc.	4,217	33,609

Perrigo Co.	110	13,572

Pfizer, Inc.	388,786	11,162,046

Providence Service Corp. (The) †	11,480	329,361

Quest Diagnostics, Inc.	423	26,137

Questcor Pharmaceuticals, Inc.	4,999	289,942

Ramsay Health Care, Ltd. (Australia)	12,145	410,262

Receptos, Inc. †	1,729	44,902

Repligen Corp. †	6,786	75,257

Roche Holding AG-Genusschein (Switzerland)	7,694	2,075,045

Salix Pharmaceuticals, Ltd. †	11,648	779,018

Sanofi (France)	19,784	2,006,557

Santarus, Inc. †	4,470	100,888

Sequenom, Inc. †	22,418	59,856

Shanghai Fosun Pharmaceutical Group Co., Ltd. (China)	115,500	201,041

Shire PLC (United Kingdom)	4,447	178,397

Spectrum Pharmaceuticals, Inc. S	9,142	76,701

St. Jude Medical, Inc.	57,500	3,084,300

STAAR Surgical Co. †	17,689	239,509

Stada Arzneimittel AG (Germany)	1,736	88,035

Steris Corp.	3,087	132,618

Suzuken Co., Ltd. (Japan)	5,200	170,873

TearLab Corp. †	4,168	46,098

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	3,400	128,452

Trinity Biotech PLC ADR (Ireland)	5,408	117,678

Triple-S Management Corp. Class B (Puerto Rico) †	3,675	67,583

United Therapeutics Corp. †	9,912	781,561

Ventas, Inc. R	25,787	1,585,901

ViroPharma, Inc. †	21,289	836,658

Warner Chilcott PLC Class A	87,707	2,004,105

WellCare Health Plans, Inc. †	6,521	454,775

WellPoint, Inc.	53,700	4,489,857

Zimmer Holdings, Inc.	31,600	2,595,624

		93,840,321
Technology (7.4%)
Acacia Research Corp.	2,981	68,742

Accenture PLC Class A	74,800	5,508,272

Actuate Corp. †	35,313	259,551

Acxiom Corp. †	12,285	348,771

Amadeus IT Holding SA Class A (Spain)	1,426	50,544

Analog Devices, Inc.	690	32,465

42 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Technology cont.
Anixter International, Inc. †	4,073	$357,039

AOL, Inc. †	42,864	1,482,237

Apple, Inc.	35,600	16,972,300

ASML Holding NV (Netherlands)	6,689	660,593

ASML Holding NV ADR (Netherlands)	975	96,291

Aspen Technology, Inc. †	5,842	201,841

ASUSTeK Computer, Inc. (Taiwan)	11,000	87,615

Avago Technologies, Ltd.	610	26,303

AVG Technologies NV (Netherlands) †	5,872	140,576

Avnet, Inc.	22,200	925,962

Bottomline Technologies, Inc. †	2,196	61,224

Brady Corp. Class A	7,520	229,360

Broadcom Corp. Class A	47,265	1,229,363

Brocade Communications Systems, Inc. †	140,532	1,131,283

CACI International, Inc. Class A †	984	68,004

Calix, Inc. †	5,389	68,602

Cap Gemini (France)	8,750	520,492

Casetek Holdings, Ltd. (Taiwan)	12,000	64,328

Cavium, Inc. †	1,775	73,130

Ceva, Inc. †	5,441	93,857

CGI Group, Inc. Class A (Canada) †	170	5,966

Cirrus Logic, Inc. †	10,054	228,025

Cisco Systems, Inc.	305,528	7,155,466

Commvault Systems, Inc. †	2,691	236,351

Cornerstone OnDemand, Inc. †	2,772	142,592

CSG Systems International, Inc.	2,568	64,328

Dassault Systemes SA (France)	150	20,025

EMC Corp.	136,900	3,499,164

EnerSys	7,614	461,637

Entegris, Inc. †	16,905	171,586

Fairchild Semiconductor International, Inc. †	6,403	88,938

FANUC Corp. (Japan)	3,700	610,173

FEI Co.	3,055	268,229

Gemalto NV (Netherlands) S	4,534	486,842

GenMark Diagnostics, Inc. †	21,815	265,052

Google, Inc. Class A †	7,510	6,578,084

Hamamatsu Photonics K.K. (Japan)	400	15,036

Harris Corp.	232	13,758

Hon Hai Precision Industry Co., Ltd. (Taiwan) †	5,100	13,092

Honeywell International, Inc.	910	75,566

Hoya Corp. (Japan)	1,400	33,029

IBM Corp.	15,891	2,942,695

Infoblox, Inc. †	4,162	174,055

Integrated Silicon Solutions, Inc. †	20,835	226,893

IntraLinks Holdings, Inc. †	17,671	155,505

Intuit, Inc.	802	53,181

Itochu Techno-Solutions Corp. (Japan)	200	7,101

Ixia †	2,245	35,179

Dynamic Asset Allocation Balanced Fund 43

COMMON STOCKS (52.6%)* cont.	Shares	Value

Technology cont.
Keyence Corp. (Japan)	2,000	$757,923

Konica Minolta Holdings, Inc. (Japan)	53,500	448,487

L-3 Communications Holdings, Inc.	14,499	1,370,156

Lam Research Corp. †	27,324	1,398,716

Lexmark International, Inc. Class A	23,349	770,517

Linear Technology Corp.	690	27,365

Magnachip Semiconductor Corp. (South Korea) †	14,705	316,599

Manhattan Associates, Inc. †	2,973	283,773

Marvell Technology Group, Ltd.	78,300	900,450

Maxim Integrated Products, Inc.	850	25,330

Mellanox Technologies, Ltd. (Israel) †	2,533	96,153

Mentor Graphics Corp.	16,545	386,657

Microsemi Corp. †	4,075	98,819

Microsoft Corp.	287,072	9,562,368

Motorola Solutions, Inc.	565	33,550

MTS Systems Corp.	1,604	103,217

Netscout Systems, Inc. †	5,554	142,016

NIC, Inc.	4,532	104,735

Nomura Research Institute, Ltd. (Japan)	12,700	440,582

NTT Data Corp. (Japan)	6,900	232,001

NVIDIA Corp.	75,165	1,169,567

NXP Semiconductor NV †	1,800	66,978

Omnivision Technologies, Inc. †	12,294	188,221

Omron Corp. (Japan)	19,800	714,085

Oracle Corp.	265,120	8,794,030

Paychex, Inc.	992	40,315

Perficient, Inc. †	8,945	164,230

Photronics, Inc. †	16,760	131,231

Plantronics, Inc.	1,417	65,253

Polycom, Inc. †	8,999	98,269

Procera Networks, Inc. †	7,147	110,707

PTC, Inc. †	5,245	149,115

QLIK Technologies, Inc. †	2,845	97,413

Quantum Corp. †	85,064	117,388

RF Micro Devices, Inc. †	55,943	315,519

Riverbed Technology, Inc. †	32,700	477,093

Rockwell Automation, Inc.	18,900	2,021,166

Rovi Corp. †	8,800	168,696

Safeguard Scientifics, Inc. †	7,382	115,824

Sage Group PLC (The) (United Kingdom)	1,387	7,405

Samsung Electronics Co., Ltd. (South Korea)	126	160,274

SAP AG (Germany)	7,020	519,202

Sartorius AG (Preference) (Germany)	1,369	152,905

SciQuest, Inc. †	2,857	64,168

Semtech Corp. †	4,307	129,167

Silicon Graphics International Corp. †	4,621	75,091

Silicon Image, Inc. †	26,670	142,418

SK Hynix, Inc. (South Korea) †	11,010	309,910

44 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (52.6%)* cont.	Shares	Value

Technology cont.
SoftBank Corp. (Japan)	15,500	$1,070,706

Sparton Corp. †	5,965	152,108

SS&C Technologies Holdings, Inc. †	5,239	199,606

Symantec Corp.	133,265	3,298,309

Synaptics, Inc. †	4,966	219,894

Tech Data Corp. †	3,733	186,314

Telefonaktiebolaget LM Ericsson Class B (Sweden)	20,913	278,224

Tencent Holdings, Ltd. (China)	5,600	293,722

Teradyne, Inc. †	36,257	598,966

Texas Instruments, Inc.	1,566	63,063

Tyler Technologies, Inc. †	2,860	250,164

Ultimate Software Group, Inc. †	2,431	358,329

Ultra Clean Holdings, Inc. †	15,455	106,794

Unisys Corp. †	7,009	176,557

United Internet AG (Germany)	10,536	399,102

VeriFone Systems, Inc. †	5,776	132,039

Verint Systems, Inc. †	3,583	132,786

Western Digital Corp.	25,347	1,607,000

Xilinx, Inc.	690	32,333

XO Group, Inc. †	11,308	146,099

Yandex NV Class A (Russia) †	6,636	241,683

Zynga, Inc. Class A †	19,664	72,364

		98,867,509
Transportation (0.9%)
Aegean Marine Petroleum Network, Inc. (Greece)	26,661	316,199

Beijing Capital International Airport Co., Ltd. (China)	128,000	83,838

C.H. Robinson Worldwide, Inc.	265	15,783

Canadian National Railway Co. (Canada)	300	30,398

Cathay Pacific Airways, Ltd. (Hong Kong)	6,000	11,759

Central Japan Railway Co. (Japan)	8,000	1,023,857

ComfortDelgro Corp., Ltd. (Singapore)	245,000	384,720

Con-way, Inc.	9,589	413,190

Delta Air Lines, Inc.	120,931	2,852,762

Deutsche Post AG (Germany)	18,899	627,171

Hankyu Hanshin Holdings, Inc. (Japan)	3,000	16,634

Hawaiian Holdings, Inc. † S	18,371	136,680

Hitachi Transport System, Ltd. (Japan)	8,200	113,955

International Consolidated Airlines Group SA (Spain) †	105,854	578,547

J. B. Hunt Transport Services, Inc.	159	11,596

Japan Airlines Co., Ltd. (Japan) UR	5,300	320,281

Jaypee Infratech, Ltd. (India) †	98,463	24,692

Koninklijke Vopak NV (Netherlands)	900	51,570

Kuehne & Nagel International AG (Switzerland)	210	27,517

MTR Corp. (Hong Kong)	5,000	19,791

Nippon Express Co., Ltd. (Japan)	3,000	15,016

Quality Distribution, Inc. †	16,456	152,053

Ryanair Holdings PLC ADR (Ireland)	840	41,782

Singapore Airlines, Ltd. (Singapore)	2,000	16,643

Dynamic Asset Allocation Balanced Fund 45

COMMON STOCKS (52.6%)* cont.	Shares	Value

Transportation cont.
SkyWest, Inc.	9,536	$138,463

Southwest Airlines Co.	112,948	1,644,523

Spirit Airlines, Inc. †	7,592	260,178

StealthGas, Inc. (Greece) †	15,396	140,719

Swift Transportation Co. †	21,165	427,321

Tobu Railway Co., Ltd. (Japan)	3,000	15,810

United Parcel Service, Inc. Class B	780	71,269

Universal Truckload Services, Inc.	812	21,648

US Airways Group, Inc. † S	18,282	346,627

Wabtec Corp.	15,320	963,168

West Japan Railway Co. (Japan)	500	21,390

Yamato Transport Co., Ltd. (Japan)	19,000	427,570

		11,765,120
Utilities and power (1.2%)
AES Corp.	90,804	1,206,785

American Electric Power Co., Inc.	53,600	2,323,560

Beijing Enterprises Water Group, Ltd. (China)	508,000	211,560

Canadian Utilities, Ltd. (Canada)	160	5,503

Centrica PLC (United Kingdom)	64,892	388,384

Chubu Electric Power Co., Inc. (Japan)	7,500	102,701

Cia Energetica de Minas Gerais ADR (Brazil)	4,965	42,898

CLP Holdings, Ltd. (Hong Kong)	2,500	20,355

CMS Energy Corp.	19,646	517,083

Consolidated Edison, Inc.	816	44,994

DTE Energy Co.	667	44,009

Electric Power Development Co., Ltd. (Japan)	500	16,278

Enbridge, Inc. (Canada)	680	28,400

Enel SpA (Italy)	112,981	432,861

Energias de Portugal (EDP) SA (Portugal)	46,353	169,313

ENI SpA (Italy)	41,190	944,520

Entergy Corp.	22,425	1,417,036

Fortum OYJ (Finland)	1,390	31,329

GDF Suez (France)	23,486	590,025

Kansai Electric Power, Inc. (Japan) †	71,400	915,245

Kinder Morgan, Inc.	52,080	1,852,486

National Grid PLC (United Kingdom)	3,390	40,090

Origin Energy, Ltd. (Australia)	21,499	282,796

PG&E Corp.	38,619	1,580,289

Pinnacle West Capital Corp.	408	22,334

PPL Corp.	23,200	704,816

Red Electrica Corporacion SA (Spain)	11,545	657,077

SCANA Corp.	540	24,862

Snam SpA (Italy)	5,180	26,237

Terna SPA (Italy)	5,160	23,288

Toho Gas Co., Ltd. (Japan)	2,000	10,458

Tokyo Gas Co., Ltd. (Japan)	79,000	432,392

UGI Corp.	18,000	704,340

United Utilities Group PLC (United Kingdom)	40,365	451,547

Veolia Environnement SA (France)	14,186	242,293

		16,508,144

Total common stocks (cost $559,710,158)		$699,803,848

46 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)*	Principal amount	Value

Basic materials (1.4%)
Agrium, Inc. sr. unsec. notes 4.9s, 2043 (Canada)	$143,000	$129,948

Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	76,000	81,563

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	90,000	94,501

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	760,000	938,314

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)	90,000	85,275

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	527,000	494,721

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	460,000	496,800

Barrick Gold Corp. sr. unsec. unsub. notes 3.85s, 2022 (Canada)	65,000	57,485

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	175,000	181,125

Boise Cascade Co. 144A company guaranty sr. unsec. notes
6 3/8s, 2020	40,000	41,300

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	135,000	129,600

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	310,000	323,950

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	200,000	219,000

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	205,000	201,925

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	98,000	114,892

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2018	325,000	381,833

CPG Merger Sub LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	40,000	40,800

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	220,000	205,789

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	295,000	376,235

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	525,000	541,195

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	110,000	104,208

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	75,000	72,956

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	205,000	207,954

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	75,000	72,053

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	360,000	378,000

FMC Corp. sr. unsec. unsub. notes 5.2s, 2019	140,000	154,470

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	165,000	177,788

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	335,000	351,750

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	110,000	110,413

FQM Akubra, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)	50,000	51,375

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 4 3/4s, 2021	195,000	189,150

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	325,000	387,563

Dynamic Asset Allocation Balanced Fund 47

CORPORATE BONDS AND NOTES (17.6%)* cont.		Principal amount	Value

Basic materials cont.
HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020		$190,000	$196,888

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020		145,000	145,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		135,000	131,963

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		170,000	175,950

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		145,000	160,950

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		265,000	291,500

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020		220,000	208,450

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)		255,000	222,488

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		140,000	150,500

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (Luxembourg)	EUR	141,468	193,335

International Paper Co. sr. unsec. notes 7.95s, 2018		$1,070,000	1,328,112

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		330,000	376,200

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		255,000	276,356

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		310,000	411,095

LyondellBasell Industries NV sr. unsec. notes 6s, 2021		990,000	1,129,917

LyondellBasell Industries NV sr. unsec. unsub. notes
5 3/4s, 2024		285,000	318,751

LyondellBasell Industries NV sr. unsec. unsub. notes 5s, 2019		410,000	451,306

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)		40,000	39,333

Momentive Performance Materials, Inc. company guaranty sr.
notes 10s, 2020		30,000	31,313

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020		10,000	10,475

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)		135,000	139,050

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		70,000	67,949

NOVA Chemicals Corp. 144A sr. notes 5 1/4s, 2023 (Canada)		65,000	65,790

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		220,000	241,450

Nufarm Australia, Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)		75,000	75,750

Orion Engineered Carbons Bondco GmbH 144A company
guaranty sr. notes 9 5/8s, 2018 (Germany)		20,000	22,100

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		215,000	223,063

Pinnacle Operating Corp. 144A company guaranty sr.
notes 9s, 2020		35,000	35,831

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023		25,000	23,625

PQ Corp. 144A sr. notes 8 3/4s, 2018		170,000	181,475

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)		265,000	343,885

48 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.		Principal amount	Value

Basic materials cont.
Rock-Tenn Co. company guaranty sr. unsec. unsub.
notes 4.9s, 2022		$284,000	$294,545

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019		228,000	242,299

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		180,000	200,700

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017		180,000	186,300

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020		160,000	166,800

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023		135,000	127,575

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		55,000	59,675

SPCM SA 144A sr. unsec. bonds 6s, 2022 (France)		55,000	55,022

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020		10,000	10,813

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022		40,000	41,400

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019		55,000	57,338

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023		25,000	23,625

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)		305,000	344,650

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020		260,000	257,400

USG Corp. sr. unsec. notes 9 3/4s, 2018		175,000	202,563

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		345,000	331,200

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 1/8s, 2023 R		105,000	122,822

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R		405,000	493,277

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. bonds 5.8s, 2016 (Canada)		180,000	196,635

			18,478,420
Capital goods (1.0%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		360,000	379,800

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		425,000	470,688

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	305,000	440,034

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. unsec. notes 7s, 2020 (Ireland)		$200,000	193,000

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		75,000	81,750

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		175,000	173,250

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		180,000	194,850

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		320,000	369,600

Beverage Packaging Holdings Luxembourg II SA company
guaranty sr. sub. notes Ser. REGS, 9 1/2s, 2017	EUR	130,000	181,806

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		$255,000	265,200

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		240,000	271,547

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		135,000	135,000

Dynamic Asset Allocation Balanced Fund 49

CORPORATE BONDS AND NOTES (17.6%)* cont.		Principal amount	Value

Capital goods cont.
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		$125,000	$141,563

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		345,000	373,463

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		35,000	37,450

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		340,000	310,250

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	60,000	86,398

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022		$510,000	481,115

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		913,000	946,096

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		230,000	166,750

Gardner Denver, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2021		35,000	34,563

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042		290,000	241,562

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022		245,000	221,676

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020		215,000	217,150

Kratos Defense & Security Solutions, Inc. company guaranty sr.
notes 10s, 2017		175,000	190,313

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		906,000	1,136,244

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		85,000	82,663

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		360,000	338,400

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		420,000	431,550

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		265,000	280,900

Raytheon Co. sr. unsec. notes 4 7/8s, 2040		135,000	136,054

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		200,000	203,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		100,000	109,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		130,000	130,488

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		200,000	216,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		105,000	110,250

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		205,000	206,538

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018		405,000	408,885

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		110,000	118,250

50 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Capital goods cont.
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	$205,000	$222,425

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	55,000	57,750

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	330,000	333,713

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017	295,000	317,863

Titan International, Inc. 144A company guaranty sr. bonds
6 7/8s, 2020	110,000	110,825

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	285,000	303,525

TransDigm, Inc. 144A sr. unsec. sub. notes 7 1/2s, 2021	55,000	59,125

Triumph Group, Inc. unsec. sub. FRN notes 4 7/8s, 2021	185,000	178,063

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	736,000	846,742

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	100,000	98,374

		13,042,501
Communication services (2.0%)
Adelphia Communications Corp. escrow bonds zero %, 2014	270,000	2,025

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	165,000	172,397

America Movil SAB de CV company guaranty unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	203,405

American Tower Corp. sr. unsec. notes 7s, 2017 R	440,000	506,573

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	310,000	344,557

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	387,000	418,257

AT&T, Inc. sr. unsec. unsub. notes 4.35s, 2045	772,000	637,245

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	480,000	550,800

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	89,200

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	140,000	156,800

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	185,000	188,700

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	110,000	101,475

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	150,000	162,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	165,000	167,475

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	85,000	78,413

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	240,000	253,200

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	50,000	48,813

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	40,000	42,300

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	95,000	98,990

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	360,000	376,650

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	690,000	868,132

Dynamic Asset Allocation Balanced Fund	51

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	$110,000	$132,056

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	230,000	254,533

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	100,000	107,250

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	170,000	156,400

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	75,000	79,588

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	150,000	160,500

CyrusOne LP/CyrusOne Finance Corp. company guaranty sr.
unsec. notes 6 3/8s, 2022	80,000	79,400

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	435,000	602,774

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	230,000	238,338

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	445,000	507,300

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	170,000	178,713

Equinix, Inc. sr. unsec. notes 7s, 2021	120,000	128,100

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	80,000	91,600

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	300,000	331,500

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	115,000	127,075

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	60,000	60,000

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	295,000	311,963

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	325,000	350,188

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	210,000	226,800

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	105,000	104,213

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	440,000	464,200

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)	550,000	569,250

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	185,000	236,709

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019	185,000	203,963

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	185,000	202,113

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	45,000	48,150

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	210,000	212,100

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	125,000	130,625

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	295,000	295,738

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021	255,000	256,275

52 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Communication services cont.
NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021 (Mexico)	$230,000	$163,300

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)	65,000	67,275

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)	190,000	172,425

Orange sr. unsec. unsub. notes 4 1/8s, 2021 (France)	277,000	279,009

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	230,000	255,875

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	165,000	155,513

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	719,000	774,099

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	115,000	128,623

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	510,000	445,876

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	13,000	14,040

SBA Telecommunications, Inc. notes 5 3/4s, 2020	70,000	69,475

SBA Tower Trust 144A notes 2.933s, 2017	775,000	784,416

SES 144A company guaranty sr. unsec. notes 3.6s,
2023 (France)	253,000	237,981

Sprint Capital Corp. company guaranty 6 7/8s, 2028	995,000	888,038

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023	445,000	453,900

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021	180,000	181,800

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	215,000	242,950

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	200,000	230,000

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	135,000	137,025

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018	490,000	574,525

T-Mobile USA, Inc. 144A sr. unsec. notes 5 1/4s, 2018	85,000	86,488

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	400,000	506,892

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	650,000	623,335

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 3.192s, 2018 (Spain)	285,000	281,207

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	200,000	186,374

Time Warner Entertainment Co., LP company guaranty sr.
unsec. bonds 8 3/8s, 2033	935,000	1,019,312

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)	150,000	162,480

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	2,255,000	2,506,846

Verizon Communications, Inc. sr. unsec. unsub. notes
4 1/2s, 2020	200,000	213,677

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	160,000	192,552

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	240,000	289,137

Dynamic Asset Allocation Balanced Fund	53

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Communication services cont.
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	$260,000	$247,000

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	110,000	119,625

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	155,000	167,013

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)	355,000	367,425

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)	370,000	393,125

Windstream Holdings, Inc. company guaranty sr. unsec. notes
6 3/8s, 2023	110,000	100,650

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2018	85,000	91,375

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2017	385,000	429,275

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	165,000	170,363

		26,725,117
Consumer cyclicals (2.6%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	39,113

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	285,000	324,900

American Media, Inc. 144A notes 13 1/2s, 2018	14,107	14,812

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	90,000	101,813

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	70,000	72,888

Beazer Homes USA, Inc. company guaranty sr. notes
6 5/8s, 2018	125,000	131,250

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	125,000	136,875

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	105,000	100,800

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	123,000	123,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	95,000	88,825

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	270,000	271,350

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	130,000	127,517

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	240,000	259,200

Building Materials Corp. 144A sr. notes 7s, 2020	95,000	102,125

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	95,000	102,125

Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	205,000	228,063

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	75,000	77,063

54 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	$350,000	$355,250

Caesars Entertainment Operating Co., Inc. company guaranty sr.
notes 9s, 2020	860,000	809,475

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	205,000	248,494

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	430,000	448,783

CCM Merger, Inc. 144A company guaranty sr. unsec.
9 1/8s, 2019	170,000	177,650

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	45,000	49,331

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	125,000	119,375

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	345,000	356,213

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	175,000	196,000

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	30,000	27,600

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	125,000	135,000

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017 ‡‡	442,672	474,766

Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2021	280,000	270,900

Clear Channel Communications, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2019	255,000	249,900

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	375,000	386,250

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023	295,000	278,038

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	195,000	202,313

D.R. Horton, Inc. company guaranty sr. unsec. FRN notes
5 3/4s, 2023	45,000	45,450

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)	270,000	280,800

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	23,000	22,646

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. sr. unsec.
unsub. notes 5.2s, 2020	184,000	194,540

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019	245,000	278,075

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	535,000	559,226

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	169,000	181,886

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	375,000	395,625

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	60,000	56,025

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	162,000	178,310

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	235,000	281,205

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	1,575,000	1,957,694

Dynamic Asset Allocation Balanced Fund	55

CORPORATE BONDS AND NOTES (17.6%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020		$120,000	$117,600

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019		160,000	158,400

General Motors Co. 144A sr. unsec. notes 6 1/4s, 2043		80,000	78,800

General Motors Financial Co., Inc. 144A sr. unsec. notes
4 1/4s, 2023		85,000	77,669

General Motors Financial Co., Inc. 144A sr. unsec. notes
3 1/4s, 2018		255,000	247,988

General Motors Financial Co., Inc. 144A sr. unsec. notes
2 3/4s, 2016		365,000	364,088

Gibson Brands, Inc. 144A sr. unsec. notes 8 7/8s, 2018		165,000	167,475

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		160,000	166,400

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	330,000	326,085

Griffey Intermediate, Inc./Griffey Finance Sub LLC 144A sr.
notes 7s, 2020		$205,000	153,750

Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s,
2025 (Mexico)		545,000	627,848

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		190,000	204,725

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		100,000	93,447

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023		25,000	33,126

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		385,000	427,070

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		184,000	200,795

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		86,000	89,266

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021 R		225,000	224,833

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		300,000	308,250

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		195,000	215,963

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		135,000	126,563

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		165,000	171,600

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		205,000	215,250

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		280,000	318,500

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		100,000	102,750

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041		75,000	79,173

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		145,000	152,613

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		275,000	297,688

L Brands, Inc. sr. notes 5 5/8s, 2022		105,000	107,625

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		170,000	170,000

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023		255,000	262,331

56 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	$90,000	$82,800

Liberty Interactive, LLC sr. unsec. unsub. notes 8 1/4s, 2030	245,000	257,250

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	380,000	408,500

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	315,000	360,520

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	108,000	122,172

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	255,000	243,346

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043	610,000	515,492

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	120,000	118,802

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	530,000	535,242

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	280,000	307,300

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	180,000	176,850

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	225,000	251,438

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	95,000	103,313

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	155,000	162,750

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	140,000	161,000

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	135,000	146,813

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	50,000	51,625

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A sr.
unsec. notes 7 1/2s, 2018 ‡‡	180,000	181,800

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	117,000	120,072

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	666,616	731,611

Navistar International Corp. sr. notes 8 1/4s, 2021	348,000	353,220

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	280,000	285,600

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	185,000	182,225

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡	180,000	184,050

News America Holdings, Inc. company guaranty sr. unsec. debs.
7 3/4s, 2024	350,000	418,347

News America Holdings, Inc. debs. 7 3/4s, 2045	510,000	624,381

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2020	110,000	111,925

Nielsen Co. Luxembourg SARL (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	70,000	70,175

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr.
unsec. notes 4 1/2s, 2020	95,000	91,438

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	295,000	323,763

Dynamic Asset Allocation Balanced Fund	57

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	$75,000	$81,563

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	115,000	112,198

Owens Corning company guaranty sr. unsec. notes 9s, 2019	113,000	136,448

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	195,000	191,100

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	145,000	155,513

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	130,000	131,625

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	340,000	357,637

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	275,000	308,688

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	200,000	202,000

Quiksilver, Inc./QS Wholesale, Inc. 144A company guaranty sr.
unsec. notes 7 7/8s, 2018	25,000	26,250

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. unsec.
notes 10s, 2020	25,000	26,313

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	55,000	63,938

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	80,000	87,400

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	55,000	61,325

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	149,000	164,645

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	95,000	89,300

Rent-A-Center, Inc. 144A sr. unsec. notes 4 3/4s, 2021	150,000	138,750

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	180,000	196,200

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	300,000	332,250

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	110,000	113,575

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	400,000	436,000

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	220,000	237,050

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Netherlands)	200,000	224,000

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	85,000	80,750

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	90,000	89,325

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021 ##	90,000	89,775

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	250,000	251,875

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	55,000	53,075

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	225,000	214,313

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022	10,000	10,375

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	15,000	15,675

58 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	$195,000	$207,188

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	85,000	85,000

Stanley Black & Decker, Inc. company guaranty sr. unsec. unsub.
notes 2.9s, 2022	550,000	517,250

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	100,000	95,500

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	47,000	50,995

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	90,000	84,600

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	248,000	270,940

Time Warner, Inc. company guaranty sr. unsec. notes
3.15s, 2015	80,000	83,271

TJX Cos., Inc. sr. unsec. notes 2 1/2s, 2023	265,000	245,008

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	50,000	49,250

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	189,575	197,158

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	60,000	60,300

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014	370,000	378,325

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	275,000	301,125

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	844,000	1,047,616

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	50,000	51,567

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	165,000	161,023

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	65,000	62,388

		34,117,465
Consumer staples (1.1%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	315,000	249,638

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	100,000	87,000

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	105,000	138,813

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	14,000	18,488

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	560,000	510,527

Anheuser-Busch InBev Worldwide, Inc. company guaranty
unsec. unsub. notes 5 3/8s, 2020	325,000	373,559

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	105,000	111,563

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	80,000	92,200

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019	65,000	70,525

Dynamic Asset Allocation Balanced Fund 59

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Consumer staples cont.
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	$95,000	$87,875

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	125,000	118,750

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	27,000	33,619

Bunge Ltd., Finance Corp. company guaranty unsec. unsub.
notes 4.1s, 2016	253,000	267,427

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	175,000	196,438

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	400,000	353,889

Carrols Restaurant Group, Inc. company guaranty sr. notes
11 1/4s, 2018	70,000	78,750

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	250,000	267,500

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020	60,000	59,400

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	285,000	315,638

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	60,000	54,900

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	350,000	398,125

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	110,000	117,150

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	50,000	47,375

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	60,000	55,875

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	425,000	449,925

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018	295,000	325,975

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018	40,000	45,300

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016	290,000	319,725

Delhaize Group company guaranty sr. unsec. notes 5.7s,
2040 (Belgium)	490,000	478,659

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	140,000	146,002

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	165,000	219,121

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	285,000	317,063

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	240,000	256,800

Erac USA Finance, LLC 144A unsec. sub. notes 7s, 2037	295,000	349,539

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)	200,000	176,076

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	280,000	267,050

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018	95,000	102,363

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022	125,000	129,063

60 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.		Principal amount	Value

Consumer staples cont.
Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		$105,000	$108,150

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	250,000	354,413

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		$85,000	89,463

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		35,000	34,825

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		65,000	64,350

Kerry Group Financial Services 144A company guaranty sr.
unsec. notes 3.2s, 2023 (Ireland)		560,000	516,968

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040		420,000	494,244

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042		75,000	74,296

Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.4s, 2017		118,000	135,988

Kroger Co. (The) sr. notes 6.15s, 2020		40,000	45,888

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		135,000	141,413

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		425,000	449,438

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		311,000	331,215

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037		302,000	377,064

McDonald’s Corp. sr. unsec. notes 5.7s, 2039		393,000	457,123

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042		295,000	287,461

Mondelez International, Inc. sr. unsec. notes 6 1/2s, 2017		27,000	31,399

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018		346,000	440,452

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		115,000	120,894

Post Holdings, Inc. 144A sr. unsec. unsub. notes 7 3/8s, 2022		25,000	26,281

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		315,000	334,688

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 5 3/4s, 2021		285,000	274,313

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		205,000	232,675

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		80,000	89,400

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042		270,000	269,086

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		185,000	191,475

Sun Merger Sub, Inc. 144A company guaranty sr. unsec. sub.
notes 5 7/8s, 2021		50,000	50,625

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018		35,000	35,788

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016		495,000	554,976

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		165,000	179,438

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019		275,000	308,000

Dynamic Asset Allocation Balanced Fund	61

CORPORATE BONDS AND NOTES (17.6%)* cont.		Principal amount	Value

Consumer staples cont.
Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020		$75,000	$76,500

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)		235,000	250,508

			15,116,482
Energy (2.1%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		105,000	107,888

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		80,000	82,200

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023		340,000	319,600

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		195,000	161,363

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031		500,000	623,315

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		128,000	143,689

Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019		215,000	259,183

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022		350,000	342,648

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040		50,000	49,471

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021		262,000	267,240

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		125,000	130,938

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017		195,000	207,188

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)		885,000	930,629

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)		650,000	734,958

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		385,000	419,650

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		200,000	225,000

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		230,000	242,650

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	50,000	72,378

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		$60,000	60,150

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019		260,000	264,550

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		275,000	292,875

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		135,000	132,975

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		110,000	109,725

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		105,000	75,075

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		525,000	563,063

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017		310,000	329,375

62 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Energy cont.
Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022	$430,000	$432,688

Continental Resources, Inc. company guaranty sr. unsec. notes
4 1/2s, 2023	270,000	264,600

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	320,000	340,000

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 7 1/8s, 2022	80,000	82,200

CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
7 1/8s, 2021	125,000	122,500

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	339,000	371,205

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	50,000	52,875

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	540,000	514,350

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	200,000	201,000

Forum Energy Technologies, Inc. 144A sr. unsec. notes
6 1/4s, 2021	180,000	181,350

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	206,000	223,510

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)	324,000	378,571

Gazprom OAO Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,000,000	1,042,450

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	425,000	442,000

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	295,000	308,275

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	55,000	58,163

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	550,000	563,750

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	20,000	21,275

Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021	80,000	80,200

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	245,000	259,394

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	90,000	96,525

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	175,000	210,041

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	130,000	135,525

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	70,000	88,327

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	300,000	297,000

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	370,000	404,225

Kodiak Oil & Gas Corp. 144A sr. unsec. unsub. notes
5 1/2s, 2022	45,000	43,875

Dynamic Asset Allocation Balanced Fund 63

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Energy cont.
Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	$355,000	$394,050

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	490,000	461,825

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada) (In default) †	100,000	58,000

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	200,000	186,606

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	170,000	184,828

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	175,000	176,313

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	110,000	107,250

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	275,000	207,625

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	207,375

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	510,000	509,093

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	270,000	270,675

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	140,000	148,750

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	195,000	205,725

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	250,000	262,762

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	185,000	180,375

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	190,000	212,325

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	190,000	189,525

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	410,000	397,700

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	445,000	482,825

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	1,980,000	1,877,693

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	90,000	81,540

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	1,056,000	1,130,224

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	110,000	118,525

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	95,000	91,913

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	315,000	339,413

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	75,000	71,250

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	810,000	891,000

64 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Energy cont.
Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	$95,000	$96,425

Samson Investment Co. 144A sr. unsec. notes 10 1/4s, 2020	520,000	551,200

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	100,000	101,000

Seven Generations Energy Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	80,000	83,008

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	210,000	223,125

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	570,000	595,202

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	125,000	130,000

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	110,000	114,400

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	40,000	40,700

Spectra Energy Capital, LLC sr. notes 8s, 2019	250,000	302,663

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	235,000	246,960

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	55,000	58,025

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	210,000	215,250

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039 (Bermuda)	440,000	593,692

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	110,000	114,193

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.35s, 2017	130,000	145,866

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	250,000	253,750

Whiting Petroleum Corp. 144A company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021	215,000	219,838

Williams Cos., Inc. (The) notes 7 3/4s, 2031	14,000	15,867

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	39,000	46,511

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	85,000	86,169

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	325,000	342,875

		28,385,554
Financials (3.9%)
Abbey National Treasury Services PLC/London bank guaranty
sr. unsec. unsub. notes FRN 1.844s, 2014 (United Kingdom)	285,000	287,199

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	955,000	1,020,236

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	535,000	691,492

Aflac, Inc. sr. unsec. notes 6.9s, 2039	450,000	557,105

Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020	115,000	113,275

Air Lease Corp. sr. unsec. notes 5 5/8s, 2017	205,000	218,325

Allegion US Holding Co., Inc. 144A company guaranty sr. unsec.
notes 5 3/4s, 2021	65,000	65,813

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	224,563

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015	160,000	172,400

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	140,000	161,000

Dynamic Asset Allocation Balanced Fund 65

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	$140,000	$157,325

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	174,375

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	464,000	543,112

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	901,000	1,026,010

American International Group, Inc. sr. unsec. unsub. notes
4 1/4s, 2014	640,000	660,832

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	386,000	458,514

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	505,000	503,738

AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual
maturity (France)	370,000	355,663

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	450,000	438,292

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	440,000	496,357

Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	250,000	275,525

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	615,000	622,891

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	20,000	20,678

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	270,000	349,709

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	100,000	111,079

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)	650,000	585,000

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	240,000	287,460

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	330,000	348,339

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	190,000	172,468

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	240,000	243,751

BNP Paribas SA 144A jr. unsec. sub. FRN notes 7.195s,
2049 (France)	100,000	100,375

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	446,000	450,505

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	390,000	409,817

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	85,000	90,738

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	100,000	93,750

CIT Group, Inc. company guaranty sr. notes 5s, 2023	125,000	121,250

CIT Group, Inc. sr. unsec. notes 5s, 2022	210,000	205,275

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	170,000	175,950

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	155,000	162,363

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	335,500

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	210,000	220,500

Citigroup, Inc. sub. notes 5s, 2014	599,000	621,578

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	770,000	785,400

66 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Financials cont.
Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	$255,000	$224,400

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	315,000	385,553

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	411,000	472,862

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	390,000	415,350

EPR Properties unsec. notes 5 1/4s, 2023 R	435,000	423,036

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	975,000	1,032,281

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	805,000	960,204

General Electric Capital Corp. sr. unsec. unsub. notes
3.15s, 2022	85,000	80,371

General Electric Capital Corp. unsec. sub. notes 5.3s, 2021	575,000	625,357

Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	590,000	695,595

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	990,000	1,196,089

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	164,000	170,519

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	205,000	224,522

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	425,000	392,730

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	430,000	406,746

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	340,000	374,229

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021 ##	260,000	260,325

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	700,000	714,000

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	879,000	1,003,781

HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	385,000	391,256

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	245,000	256,638

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
unsec. sub. notes 6s, 2020	150,000	150,000

ING Bank N.V. 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,665,000	1,687,976

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	65,000	68,250

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	245,000	240,713

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	439,000	453,268

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021	85,000	78,625

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	145,000	156,419

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R	185,000	210,206

JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s,
perpetual maturity	1,073,000	1,164,205

JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	330,000	377,571

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	800,000	864,000

Lloyds Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	490,000	540,915

Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s,
2015 (Australia)	200,000	206,531

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018	1,470,000	1,732,402

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	300,000	337,500

Dynamic Asset Allocation Balanced Fund	67

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Financials cont.
Metropolitan Life Global Funding I 144A notes 3.65s, 2018	$1,255,000	$1,332,216

Metropolitan Life Global Funding I 144A notes 3s, 2023	130,000	122,545

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	121,038

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	260,000	263,250

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	120,000	125,700

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 9 5/8s, 2019	60,000	66,750

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	100,538

Nationstar Mortgage, LLC/Nationstar Capital Corp. FRN notes
6 1/2s, 2018	85,000	85,638

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	125,000	131,615

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	210,000	259,881

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022	155,000	156,938

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020	105,000	107,888

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	170,000	166,175

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	122,813

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	520,000	513,269

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	165,000	172,838

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	375,000	399,722

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	405,000	433,350

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	260,000	260,650

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/8s, 2019	140,000	154,700

Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	225,000	272,531

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	265,000	249,431

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	200,000	182,500

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	185,000	178,241

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	155,000	157,591

Residential Capital, LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †	169,599	192,919

Royal Bank of Scotland PLC (The) sr. unsec. sub. notes 4.7s,
2018 (United Kingdom)	695,000	698,475

Royal Bank of Scotland PLC (The) unsec. sub. notes 6.1s, 2023
(United Kingdom)	865,000	872,489

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)	110,000	111,738

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016	129,000	136,459

Santander Issuances S.A. Unipersonal 144A bank guaranty
unsec. sub. notes 5.911s, 2016 (Spain)	600,000	625,200

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)	225,000	236,468

68 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Financials cont.
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	$350,000	$368,375

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	147,000	164,026

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	50,000	49,053

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	135,000	152,213

Springleaf Finance Corp. 144A sr. unsec. notes 7 3/4s, 2021	50,000	52,063

Springleaf Finance Corp. 144A sr. unsec. notes 6s, 2020	110,000	105,600

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)	490,000	460,918

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB bonds 1.254s, 2037	475,000	372,867

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	385,000	336,528

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	100,000	104,500

Travelers Property Casuality Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	235,000	309,490

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)	1,900,000	2,009,250

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. REGS,
6 1/4s, 2035 (Russia)	500,000	527,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,800,000	1,935,000

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	250,000	288,150

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	105,000	120,756

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	75,000	78,489

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	485,000	543,571

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	422,000	447,320

		51,527,177
Health care (1.1%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	500,000	467,605

Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021	225,000	227,250

Actavis, Inc. sr. unsec. notes 4 5/8s, 2042	215,000	190,070

Actavis, Inc. sr. unsec. notes 3 1/4s, 2022	170,000	158,889

Actavis, Inc. sr. unsec. notes 1 7/8s, 2017	35,000	34,645

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	286,000	349,234

Amgen, Inc. sr. unsec. notes 3.45s, 2020	730,000	737,370

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020	225,000	225,000

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	422,000	515,451

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019	215,000	230,588

Biomet, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2020	175,000	177,406

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	280,000	289,100

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017	295,000	315,650

Dynamic Asset Allocation Balanced Fund 69

CORPORATE BONDS AND NOTES (17.6%)* cont.		Principal amount	Value

Health care cont.
Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	250,000	$376,600

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		$200,000	203,500

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8s, 2019		85,000	89,144

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		490,000	523,299

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg) ‡‡		365,000	365,000

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	105,000	150,871

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$200,000	227,000

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		225,000	243,000

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		200,000	208,500

HCA, Inc. sr. notes 6 1/2s, 2020		800,000	866,000

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		70,000	76,650

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		400,000	425,000

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡		130,000	132,925

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr.
unsec. notes 8 3/8s, 2019		165,000	171,188

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		110,000	112,338

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		105,000	111,038

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		175,000	196,656

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		480,000	529,200

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sr.
unsec. notes 12 1/2s, 2019		135,000	141,075

MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018 ‡‡		120,000	123,000

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		210,000	232,050

Mylan, Inc./PA 144A sr. unsec. notes 2.6s, 2018		55,000	55,215

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		150,000	161,250

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020		390,000	403,163

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037		95,000	107,619

Service Corp. International/US sr. notes 7s, 2019		115,000	122,475

Service Corp. International/US sr. unsec. unsub. notes
6 3/4s, 2016		645,000	699,019

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022		95,000	90,606

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		200,000	212,000

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		75,000	77,625

70 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Health care cont.
Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	$200,000	$211,000

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	110,000	103,125

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	305,000	325,588

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 3/8s, 2021	195,000	179,888

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	120,000	122,700

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec. unsub. notes 3s,
2015 (Curacao)	295,000	305,336

United Surgical Partners International, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2020	170,000	186,575

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	640,000	699,583

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	60,000	57,379

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	550,000	470,049

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	545,000	507,306

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	40,000	42,400

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	105,000	111,038

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	40,000	41,400

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	40,000	42,700

VPII Escrow Corp. 144A sr. unsec. notes 6 3/4s, 2018	255,000	272,850

		15,030,181
Technology (0.7%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	145,000	147,538

Alcatel-Lucent USA, Inc. sr. unsec. unsub. notes 6.45s, 2029	200,000	169,000

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	260,000	217,122

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	135,000	109,350

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	445,000	416,075

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	73,000	73,730

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	110,000	111,100

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	825,000	879,174

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	210,000	224,175

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	120,000	121,740

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	290,000	319,000

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	555,000	573,038

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	200,000	210,500

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	170,000	177,650

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	175,000	168,875

Dynamic Asset Allocation Balanced Fund	71

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Technology cont.
Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	$178,000	$198,025

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	29,000	31,610

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	305,000	330,163

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	235,000	240,099

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	160,000	178,652

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	315,000	356,915

Honeywell International, Inc. sr. unsec. unsub. notes
4 1/4s, 2021	255,000	278,031

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	850,000	753,816

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	130,000	145,275

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	110,000	127,050

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	105,000	115,369

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	210,000	208,425

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	173,000	160,025

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	85,000	90,314

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	555,000	613,722

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	215,000	234,128

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	485,000	448,524

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	555,000	529,794

SunGard Data Systems, Inc. unsec. sub. notes 6 5/8s, 2019	145,000	147,900

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	210,000	224,700

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	275,000	296,313

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	79,000	87,305

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	130,000	144,799

		9,859,021
Transportation (0.2%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	340,000	355,300

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	261,000	281,880

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	240,000	249,760

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	155,000	169,020

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	335,685	389,814

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	95,000	87,385

Kansas City Southern de Mexico SA de CV 144A sr. unsec. notes
2.35s, 2020 (Mexico)	60,000	57,333

Kansas City Southern Railway Co. (The) 144A sr. unsec.
notes 4.3s, 2043	110,000	97,459

72 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Transportation cont.
Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	$365,000	$405,150

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	115,000	119,163

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	118,174	122,901

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	180,000	178,200

		2,513,365
Utilities and power (1.5%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	520,000	598,000

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	330,000	363,000

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	90,000	84,150

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	145,000	153,922

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	80,000	76,859

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	45,000	57,982

Beaver Valley Funding Corp. sr. bonds 9s, 2017	37,000	37,333

Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	404,000	452,184

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	417,000	447,233

Calpine Corp. 144A sr. notes 7 1/4s, 2017	326,000	338,225

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037	50,000	54,849

Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	133,000	153,933

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	275,000	254,682

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	350,000	371,000

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	580,000	596,554

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	415,000	519

El Paso Corp. sr. unsec. notes 7s, 2017	700,000	780,691

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	215,000	219,791

Electricite de France SA 144A sr. unsec. notes 6.95s,
2039 (France)	120,000	145,664

Electricite de France SA 144A sr. unsec. notes 6 1/2s,
2019 (France)	375,000	449,804

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	1,700,000	1,602,250

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	254,000	267,653

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 12 1/4s, 2022	270,000	303,750

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	357,000	374,850

Energy Transfer Equity L.P. company guaranty sr. unsec. notes
7 1/2s, 2020	305,000	326,350

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	185,000	195,083

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	155,000	163,921

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	490,000	459,486

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	90,000	96,075

Dynamic Asset Allocation Balanced Fund	73

CORPORATE BONDS AND NOTES (17.6%)* cont.	Principal amount	Value

Utilities and power cont.
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	$65,000	$70,525

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	395,000	443,388

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡	135,576	140,999

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	517,000	472,811

FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	81,000	78,778

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	275,000	303,188

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	65,000	73,125

ITC Holdings Corp. 144A notes 5 7/8s, 2016	260,000	288,125

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	305,000	343,250

Kansas Gas and Electric Co. bonds 5.647s, 2021	55,283	59,001

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	410,000	485,518

Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042
(South Korea)	200,000	229,223

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	152,000	170,042

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	400,000	491,303

Narragansett Electric Co. (The) 144A sr. unsec. notes
4.17s, 2042	505,000	450,067

Nevada Power Co. mtge. notes 7 1/8s, 2019	265,000	329,042

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	165,000	185,844

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	735,000	786,450

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	450,000	415,468

Oncor Electric Delivery Co., LLC bank guaranty unsec. sub.
notes 4.55s, 2041	170,000	162,909

Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	255,000	283,698

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	456,000	504,989

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	655,000	654,151

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.4s, 2023	20,000	18,638

PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	185,000	204,786

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	160,000	182,604

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	629,000	654,160

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	155,000	148,800

Regency Energy Partners 144A company guaranty sr. unsec.
notes 4 1/2s, 2023	195,000	176,475

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	10,000	10,681

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	130,000	89,863

Trans-Canada Pipelines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)	180,000	185,751

Union Electric Co. sr. notes 6.4s, 2017	320,000	372,831

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	75,000	85,942

		18,978,218

Total corporate bonds and notes (cost $224,193,885)		$233,773,501

74 Dynamic Asset Allocation Balanced Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (14.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.5%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, October 1, 2043	$20,000,000	$19,776,562

		19,776,562
U.S. Government Agency Mortgage Obligations (12.8%)

Federal National Mortgage Association Pass-Through Certificates
6s, TBA, November 1, 2043	36,000,000	39,384,842
6s, TBA, October 1, 2043	36,000,000	39,386,250
4s, TBA, October 1, 2043	61,000,000	63,983,278
3 1/2s, May 1, 2043	988,457	999,075
3 1/2s, TBA, October 1, 2028	24,000,000	25,335,000
3s, TBA, November 1, 2043	1,000,000	974,492

		170,062,937

Total U.S. government and agency mortgage obligations (cost $187,343,921)		$189,839,499

MORTGAGE-BACKED SECURITIES (3.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.7%)

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 25.06s, 2037	$240,405	$345,323
IFB Ser. 2979, Class AS, 23.605s, 2034	27,074	35,324
IFB Ser. 3072, Class SM, 23.128s, 2035	128,154	183,136
IFB Ser. 3072, Class SB, 22.982s, 2035	131,326	186,880
IFB Ser. 3249, Class PS, 21.673s, 2036	163,347	224,943
IFB Ser. 2990, Class LB, 16.48s, 2034	289,143	381,042
IFB Ser. 3708, Class SQ, IO, 6.368s, 2040	857,944	151,024
IFB Ser. 4105, Class LS, IO, 5.968s, 2041	786,132	152,525
IFB Ser. 3964, Class SA, IO, 5.818s, 2041	1,521,817	226,370
IFB Ser. 311, Class S1, IO, 5.768s, 2043	3,224,080	709,288
IFB Ser. 308, Class S1, IO, 5.768s, 2043	1,085,484	247,588
IFB Ser. 310, Class S4, IO, 5.751s, 2043	798,000	196,196
Ser. 3747, Class HI, IO, 4 1/2s, 2037	76,538	8,193
Ser. 3391, PO, zero %, 2037	22,053	18,580
Ser. 3206, Class EO, PO, zero %, 2036	14,390	12,744
FRB Ser. 3117, Class AF, zero %, 2036	10,390	9,370
FRB Ser. 3326, Class WF, zero %, 2035	6,610	5,949
FRB Ser. 3036, Class AS, zero %, 2035	6,451	6,358

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.827s, 2036	107,420	210,839
IFB Ser. 05-45, Class DA, 23.764s, 2035	557,139	838,238
IFB Ser. 07-53, Class SP, 23.544s, 2037	193,725	281,204
IFB Ser. 05-75, Class GS, 19.713s, 2035	123,123	167,493
IFB Ser. 05-106, Class JC, 19.569s, 2035	96,234	143,724
IFB Ser. 05-83, Class QP, 16.929s, 2034	53,722	70,278
IFB Ser. 404, Class S13, IO, 6.221s, 2040	1,212,216	211,322
Ser. 07-14, Class KO, PO, zero %, 2037	77,625	67,251
Ser. 06-125, Class OX, PO, zero %, 2037	8,471	7,640
Ser. 06-84, Class OT, PO, zero %, 2036	9,415	8,376
Ser. 06-46, Class OC, PO, zero %, 2036	17,622	15,426

Dynamic Asset Allocation Balanced Fund	75

MORTGAGE-BACKED SECURITIES (3.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 10-85, Class SE, IO, 6.37s, 2040	$1,623,523	$303,355
IFB Ser. 10-20, Class SE, IO, 6.07s, 2040	1,946,005	345,611
IFB Ser. 10-120, Class SB, IO, 6.02s, 2035	116,647	11,231
IFB Ser. 10-20, Class SC, IO, 5.97s, 2040	50,062	8,882
IFB Ser. 13-129, Class CS, IO, 5.968s, 2042	2,067,000	364,371
IFB Ser. 10-37, Class SG, IO, 5.52s, 2040	154,929	25,117
IFB Ser. 10-42, Class ES, IO, 5 1/2s, 2040	2,529,048	398,325
Ser. 10-9, Class UI, IO, 5s, 2040	1,621,228	346,471
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	84,348	15,672
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,180,544	256,768
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,538,883	415,996
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	1,462,833	193,828
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	3,506,975	305,352
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	3,327,915	490,035
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	5,371,162	792,622
Ser. 06-36, Class OD, PO, zero %, 2036	8,509	7,816

		9,404,076
Commercial mortgage-backed securities (1.7%)
Banc of America Commercial Mortgage Trust
FRB Ser. 07-3, Class A3, 5.857s, 2049	926,000	933,896
Ser. 07-2, Class A2, 5.634s, 2049	53,687	54,025
Ser. 06-5, Class A3, 5.39s, 2047	376,000	385,635
Ser. 05-4, Class B, 5.118s, 2045	371,000	369,145
Ser. 05-3, Class A3A, 4.621s, 2043	398,000	402,099
Ser. 07-1, Class XW, IO, 0.492s, 2049	7,577,276	61,641

Banc of America Commercial Mortgage Trust 144A
Ser. 04-4, Class XC, IO, 0.995s, 2042	4,751,474	22,451
Ser. 04-5, Class XC, IO, 0.868s, 2041	5,765,503	34,789
Ser. 02-PB2, Class XC, IO, 0.608s, 2035	992,622	1,009
Ser. 07-5, Class XW, IO, 0.532s, 2051	17,483,347	175,306

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 6.147s, 2042	305,000	330,721
FRB Ser. 07-PW17, Class AJ, 6.082s, 2050	175,000	169,140
Ser. 04-PR3I, Class X1, IO, 1.079s, 2041	1,278,545	9,759

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.224s, 2038	9,197,695	160,040

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.191s, 2049	68,443,227	992,427

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.556s, 2049	7,672,393	95,905
Ser. 07-CD4, Class XC, IO, 0.213s, 2049	43,364,638	351,687
Ser. 07-CD5, Class XS, IO, 0.064s, 2044	2,603,347	11,270

Commercial Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	548,000	565,810
FRB Ser. 05-LP5, Class D, 5.262s, 2043	735,000	770,861

76 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Commercial Mortgage Trust 144A
FRB Ser. 07-C9, Class AJFL, 0.872s, 2049	$260,000	$231,322
Pass-Through Certificates Ser. 06-C8, Class XS, IO,
0.179s, 2046	32,172,575	422,187

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.953s, 2039	337,429	338,242

Credit Suisse Mortgage Capital Certificates 144A Ser. 07-C2,
Class AX, IO, 0.229s, 2049	41,979,560	144,326

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	291,107	320,218
Ser. 03-C3, Class AX, IO, 1.519s, 2038	598,695	22
Ser. 02-CP3, Class AX, IO, 1.471s, 2035	517,364	3,248

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	1,320,020	1,317,995

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.049s, 2020	731,059	13,634

First Union National Bank-Bank of America Commercial
Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.956s, 2033	147,714	570

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.932s, 2032 F	55,026	27,512

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.302s, 2045	149,522,286	417,170
Ser. 07-C1, Class XC, IO, 0.169s, 2049	56,399,599	294,801

GE Commercial Mortgage Corporation Trust FRB Ser. 05-C1,
Class B, 4.846s, 2048	594,000	609,041

GMAC Commercial Mortgage Securities, Inc. Ser. 05-C1,
Class X1, IO, 0.774s, 2043	9,360,310	74,115

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class B, 4.894s, 2042	301,000	308,555

GS Mortgage Securities Corp. II 144A Ser. 06-GG6, Class XC, IO,
0.22s, 2038	23,668,825	30,272

GS Mortgage Securities Trust Ser. 06-GG6, Class A2,
5.506s, 2038	216,083	218,784

GS Mortgage Securities Trust 144A Ser. 98-C1, Class F, 6s, 2030	37,723	37,723

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.275s, 2051	309,000	313,820
FRB Ser. 07-LD12, Class A3, 6.124s, 2051	741,000	756,530
FRB Ser. 04-CB9, Class B, 5.832s, 2041	329,000	337,883
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	326,000	327,108
FRB Ser. 13-C10, Class D, 4.3s, 2047	432,000	355,392
Ser. 06-LDP8, Class X, IO, 0.734s, 2045	11,539,059	168,759
Ser. 07-LDPX, Class X, IO, 0.477s, 2049	26,903,955	237,939

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 07-CB20, Class C, 6 3/8s, 2051	298,000	277,033
FRB Ser. 12-C8, Class D, 4.825s, 2045	528,000	487,862
FRB Ser. 12_LC9, Class D, 4.575s, 2047	350,000	314,013
Ser. 05-CB12, Class X1, IO, 0.491s, 2037	7,405,111	46,386
Ser. 06-LDP6, Class X1, IO, 0 1/4s, 2043	18,983,231	58,848

Dynamic Asset Allocation Balanced Fund	77

MORTGAGE-BACKED SECURITIES (3.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	$69,147	$69,666
Ser. 99-C1, Class G, 6.41s, 2031	159,961	166,754
Ser. 98-C4, Class G, 5.6s, 2035	39,921	40,967
Ser. 98-C4, Class H, 5.6s, 2035	223,000	236,796

LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.32s, 2041	486,000	559,289
Ser. 06-C7, Class A2, 5.3s, 2038	462,723	481,768
Ser. 04-C6, Class E, 5.177s, 2036	331,000	339,738
Ser. 07-C2, Class XW, IO, 0.738s, 2040	2,678,463	49,241

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.848s, 2038	7,349,448	135,818
Ser. 05-C2, Class XCL, IO, 0.496s, 2040	17,221,816	63,721
Ser. 05-C7, Class XCL, IO, 0.368s, 2040	23,026,279	96,020
Ser. 06-C7, Class XCL, IO, 0.334s, 2038	13,824,512	244,238

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.38s, 2028	10,618	1

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
6.045s, 2050	254,000	260,228

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.109s, 2039	6,022,986	37,909
Ser. 05-MCP1, Class XC, IO, 0.761s, 2043	10,395,319	86,447

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049	300,000	285,000

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.503s, 2045	1,599,040	155,906
Ser. 05-C3, Class X, IO, 6.332s, 2044	505,504	47,618
Ser. 07-C5, Class X, IO, 5.897s, 2049	400,598	32,649

Morgan Stanley Capital I Trust
FRB Ser. 06-T23, Class A2, 5.918s, 2041	29,394	29,394
FRB Ser. 07-HQ12, Class A2, 5.76s, 2049	588,994	591,233
FRB Ser. 07-HQ12, Class A2FX, 5.76s, 2049	267,725	273,160
Ser. 07-IQ14, Class A2, 5.61s, 2049	160,665	161,667
Ser. 07-HQ11, Class C, 5.558s, 2044	352,000	301,206
Ser. 04-T13, Class A4, 4.66s, 2045	66,790	66,991

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.249s, 2043	553,850	564,722

Morgan Stanley-Bank of America-Merril Lynch Mortgage Trust
Ser. 13-C7, Class XA, IO, 1.894s, 2046	2,990,596	307,374

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	396,681	99,170

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	326,000	322,838
Ser. 12-C4, Class XA, IO, 2.036s, 2045	3,665,291	429,568

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C34, Class AJ, 6.166s, 2046	417,000	403,990
Ser. 06-C29, IO, 0.528s, 2048	59,168,220	721,261
Ser. 07-C34, IO, 0.498s, 2046	9,299,277	112,521

78 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.2%)* cont.		Principal amount	Value

Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.494s, 2042 F		$16,244,311	$59,454
Ser. 06-C26, Class XC, IO, 0.185s, 2045		11,505,092	22,550

WF-RBS Commercial Mortgage Trust 144A FRB Ser. 12-C6,
Class D, 5.748s, 2045		499,000	471,555

			22,717,354
Residential mortgage-backed securities (non-agency) (0.8%)
Barclays Capital, LLC Trust FRB Ser. 12-RR10, Class 9A2,
2.674s, 2035		170,000	139,655

Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR11, Class 5A3, 11.734s, 2037		280,352	162,080
Ser. 09-RR7, Class 1A7, IO, 1.717s, 2046		11,034,551	368,968
Ser. 09-RR7, Class 2A7, IO, 1.561s, 2047		12,029,295	376,517

Countrywide Alternative Loan Trust
Ser. 07-4CB, Class 1A5, 5 3/4s, 2037		512,387	437,240
FRB Ser. 05-51, Class 1A1, 0 1/2s, 2035		1,140,663	886,865
FRB Ser. 05-24, Class 4A1, 0.41s, 2035		1,308,143	1,100,483
FRB Ser. 06-OA3, Class 1A1, 0.379s, 2036		575,013	407,379

WAMU Mortgage Pass-Through Certificates
Ser. 05-AR19, Class X, IO, 1.471s, 2045		15,592,949	731,309
FRB Ser. 06-AR1, Class 2A1B, 1.223s, 2046		1,788,414	1,482,631
FRB Ser. 06-AR3, Class A1B, 1.153s, 2046		719,969	548,256
FRB Ser. 05-AR13, Class A1C3, 0.669s, 2045		665,923	527,078
FRB Ser. 05-AR17, Class A1C3, 0.659s, 2045 F		1,065,874	570,242
FRB Ser. 05-AR9, Class A1C3, 0.659s, 2045		729,386	627,272
FRB Ser. 05-AR13, Class A1B3, 0.539s, 2045		461,854	390,266
FRB Ser. 05-AR15, Class A1B3, 0.519s, 2045		986,701	796,761

Wells Fargo Mortgage Backed Securities Trust Ser. 07-12,
Class A6, 5 1/2s, 2037		443,552	454,918

			10,007,920

Total mortgage-backed securities (cost $39,037,126)			$42,129,350

INVESTMENT COMPANIES (0.9%)*		Shares	Value

Ares Capital Corp.		984	$17,013

SPDR S&P 500 ETF Trust		70,116	11,786,500

Total investment companies (cost $9,257,691)			$11,803,513

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.8%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$193,852	$123,116

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		115,000	97,865

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		2,721,000	2,499,239

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		1,945,448	1,240,223

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		570,000	610,601

Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	BRL	5,212	2,230,117

Dynamic Asset Allocation Balanced Fund 79

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.8%)* cont.	Principal amount	Value

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)	$200,000	$210,500

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)	175,000	146,125

Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)	475,000	402,563

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)	560,000	475,910

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)	980,000	1,053,990

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)	200,000	204,240

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)	104,300	123,074

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)	790,000	766,300

Total foreign government and agency bonds and notes (cost $10,969,608)		$10,183,863

SENIOR LOANS (0.3%)* [c]	Principal amount	Value

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	$37,428	$37,475

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.429s, 2018	964,049	871,059

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	331,264	333,128

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	184,867	184,405

First Data Corp. bank term loan FRN 4.18s, 2018	647,458	641,331

First Data Corp. bank term loan FRN 4.18s, 2017	68,903	68,489

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	147,316	144,370

Neiman-Marcus Group, Inc. (The) bank term loan FRN 4s, 2018	185,333	184,832

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	171,951	172,237

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	76,800	76,800

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.71s, 2017	933,336	627,085

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	48,404	48,847

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 1/2s, 2020	68,822	68,460

West Corp. bank term loan FRN Ser. B8, 3 3/4s, 2018	59,002	58,855

Total senior loans (cost $3,686,651)		$3,517,373

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	554	$529,347

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	8,920	238,610

M/I Homes, Inc. $2.438 pfd.	4,818	121,655

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)	295	240,463

Total preferred stocks (cost $889,543)		$1,130,075

80 Dynamic Asset Allocation Balanced Fund

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

EPR Properties Ser. C, $1.44 cv. pfd.			7,508	$158,607

General Motors Co. Ser. B, $2.375 cv. pfd.			5,621	281,753

United Technologies Corp. $3.75 cv. pfd.			2,600	168,454

Total convertible preferred stocks (cost $548,277)				$608,814

MUNICIPAL BONDS AND NOTES (—%)*		Principal amount		Value

IL State G.O. Bonds
4.421s, 1/1/15			$105,000	$108,422
4.071s, 1/1/14			315,000	317,548

Total municipal bonds and notes (cost $420,000)				$425,970

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount		Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R			$125,000	$155,859

Total convertible bonds and notes (cost $136,166)				$155,859

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	37	$3,256

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	50,760	—

Total warrants (cost $10,263)				$3,256

SHORT-TERM INVESTMENTS (24.8%)*		Principal amount/shares		Value

Putnam Short Term Investment Fund 0.06% L		155,981,585		$155,981,585

Putnam Money Market Liquidity Fund 0.05% L		143,757,002		143,757,002

Putnam Cash Collateral Pool, LLC 0.13% [d]			2,903,561	2,903,561

SSgA Prime Money Market Fund 0.02% P			5,760,000	5,760,000

Federal National Mortgage Association unsec. discount notes
with an effective yield of 0.03%, November 6, 2013		$5,000,000		4,999,850

U.S. Treasury Bills with effective yields ranging from 0.07%
to 0.09%, August 21, 2014 # Δ §			5,896,000	5,892,025

U.S. Treasury Bills with an effective yield of 0.15%,
November 14, 2013 # Δ §		11,000,000		10,980,388

Total short-term investments (cost $330,273,891)				$330,274,411

TOTAL INVESTMENTS

Total investments (cost $1,366,477,180)				$1,523,649,332

Key to holding’s currency abbreviations

BRL Brazilian Real

CAD Canadian Dollar

EUR Euro

GBP British Pound

USD/$ United States Dollar

Dynamic Asset Allocation Balanced Fund	81

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

BKNT Bank Note

ETF Exchange Traded Fund

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

GDR Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

GMTN Global Medium Term Notes

G.O. Bonds General Obligation Bonds

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

MTN Medium Term Notes

NPR Nil Paid Rights

NVDR Non-voting Depository Receipt

OAO Open Joint Stock Company

OJSC Open Joint Stock Company

PO Principal Only

SPDR S&P Depository Receipts

TBA To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through September 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,331,128,130.

† Non-income-producing security.

ΔΔ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $61,628, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

82 Dynamic Asset Allocation Balanced Fund

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

UR At the reporting period end, 1,000 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights and, until 2014, are not eligible for receipt of dividends.

At the close of the reporting period, the fund maintained liquid assets totaling $350,404,400 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $237,927,019)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/18/13	$2,618,974	$2,563,657	$55,317

	Australian Dollar	Sell	10/18/13	2,618,974	2,533,514	(85,460)

	Singapore Dollar	Sell	11/20/13	2,217,764	2,179,765	(37,999)

	Swiss Franc	Sell	12/18/13	1,357,329	1,309,623	(47,706)

Barclays Bank PLC
	Australian Dollar	Sell	10/18/13	60,481	2,052	(58,429)

	Brazilian Real	Buy	10/18/13	1,225,494	1,228,599	(3,105)

	Brazilian Real	Sell	10/18/13	1,225,494	1,220,521	(4,973)

	British Pound	Sell	12/18/13	9,011,884	8,774,343	(237,541)

	Canadian Dollar	Sell	10/18/13	358,475	346,619	(11,856)

	Euro	Sell	12/18/13	1,471,791	1,461,865	(9,926)

	Hong Kong Dollar	Sell	11/20/13	1,207,283	1,207,602	319

	Hungarian Forint	Buy	12/18/13	1,221,771	1,225,459	(3,688)

	Japanese Yen	Sell	11/20/13	1,347,038	1,361,920	14,882

	Mexican Peso	Buy	10/18/13	793,493	807,905	(14,412)

	Norwegian Krone	Buy	12/18/13	51,969	40,602	11,367

	Singapore Dollar	Buy	11/20/13	1,179,151	1,180,085	(934)

	Swedish Krona	Buy	12/18/13	111,353	108,050	3,303

	Swiss Franc	Sell	12/18/13	1,384,770	1,336,210	(48,560)

Citibank, N.A.
	Australian Dollar	Buy	10/18/13	1,980,329	1,979,472	857

	Australian Dollar	Sell	10/18/13	1,980,329	1,926,762	(53,567)

Dynamic Asset Allocation Balanced Fund 83

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $237,927,019) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.
	Brazilian Real	Buy	10/18/13	$405,396	$409,025	$(3,629)

	Brazilian Real	Sell	10/18/13	405,396	403,264	(2,132)

	British Pound	Buy	12/18/13	49,349	48,906	443

	British Pound	Sell	12/18/13	49,349	49,365	16

	Canadian Dollar	Buy	10/18/13	1,324,434	1,332,275	(7,841)

	Canadian Dollar	Sell	10/18/13	1,324,434	1,309,318	(15,116)

	Danish Krone	Sell	12/18/13	1,432,998	1,447,660	14,662

	Euro	Buy	12/18/13	1,377,208	1,348,002	29,206

	Euro	Sell	12/18/13	1,377,208	1,377,949	741

	Japanese Yen	Buy	11/20/13	2,639,054	2,653,555	(14,501)

	Japanese Yen	Sell	11/20/13	2,639,054	2,629,394	(9,660)

	New Taiwan Dollar	Buy	11/20/13	1,991,511	2,003,236	(11,725)

	Swiss Franc	Sell	12/18/13	1,445,074	1,348,303	(96,771)

Credit Suisse International
	Australian Dollar	Buy	10/18/13	10,613,727	10,303,651	310,076

	Australian Dollar	Sell	10/18/13	10,613,727	10,436,599	(177,128)

	British Pound	Sell	12/18/13	3,610,708	3,448,505	(162,203)

	Canadian Dollar	Sell	10/18/13	543,922	534,318	(9,604)

	Czech Koruna	Buy	12/18/13	826,346	814,428	11,918

	Czech Koruna	Sell	12/18/13	826,346	801,037	(25,309)

	Euro	Buy	12/18/13	4,083,858	3,976,135	107,723

	Euro	Sell	12/18/13	4,083,858	4,062,354	(21,504)

	Japanese Yen	Sell	11/20/13	7,370,962	7,318,211	(52,751)

	Mexican Peso	Buy	10/18/13	345,263	363,723	(18,460)

	New Zealand Dollar	Sell	10/18/13	1,188,553	1,112,178	(76,375)

	Norwegian Krone	Sell	12/18/13	922,379	901,243	(21,136)

	South African Rand	Buy	10/18/13	2,401,458	2,418,838	(17,380)

	South African Rand	Sell	10/18/13	2,401,458	2,389,995	(11,463)

	South Korean Won	Buy	11/20/13	1,597,132	1,601,860	(4,728)

	Swedish Krona	Buy	12/18/13	1,319,075	1,279,900	39,175

	Swiss Franc	Sell	12/18/13	4,740,749	4,574,086	(166,663)

Deutsche Bank AG
	Australian Dollar	Buy	10/18/13	158,892	357,666	(198,774)

	British Pound	Sell	12/18/13	8,413	4,419	(3,994)

	Canadian Dollar	Sell	10/18/13	475,605	486,171	10,566

	Euro	Sell	12/18/13	6,925,549	6,899,142	(26,407)

	Japanese Yen	Buy	11/20/13	1,312,111	1,310,393	1,718

	Japanese Yen	Sell	11/20/13	1,312,111	1,298,463	(13,648)

	Norwegian Krone	Buy	12/18/13	1,316,509	1,361,655	(45,146)

	Swiss Franc	Sell	12/18/13	1,305,546	1,255,787	(49,759)

Goldman Sachs International
	Australian Dollar	Buy	10/18/13	1,284,092	1,329,442	(45,350)

	British Pound	Buy	12/18/13	1,348,433	1,324,468	23,965

84 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $237,927,019) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.
	British Pound	Sell	12/18/13	$1,348,433	$1,295,820	$(52,613)

	Canadian Dollar	Sell	10/18/13	1,341,028	1,331,776	(9,252)

	Euro	Sell	12/18/13	27,062	21,307	(5,755)

	Japanese Yen	Sell	11/20/13	3,943,964	3,981,382	37,418

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/13	1,330,036	1,295,644	34,392

	Australian Dollar	Sell	10/18/13	1,330,036	1,296,069	(33,967)

	Canadian Dollar	Sell	10/18/13	1,294,254	1,264,145	(30,109)

	Chinese Yuan	Sell	11/20/13	2,352,543	2,335,111
	(offshore)					(17,432)

	Euro	Buy	12/18/13	1,345,139	1,310,331	34,808

	Euro	Sell	12/18/13	1,345,139	1,327,374	(17,765)

	Japanese Yen	Sell	11/20/13	2,782,143	2,812,886	30,743

	New Taiwan Dollar	Buy	11/20/13	1,991,514	2,000,453	(8,939)

	Swedish Krona	Buy	12/18/13	129,014	125,176	3,838

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/13	1,343,269	1,367,796	(24,527)

	Brazilian Real	Buy	10/18/13	1,084,488	1,041,225	43,263

	Brazilian Real	Sell	10/18/13	1,084,488	1,038,398	(46,090)

	British Pound	Sell	12/18/13	1,440,335	1,368,167	(72,168)

	Canadian Dollar	Sell	10/18/13	633,201	632,367	(834)

	Czech Koruna	Buy	12/18/13	826,341	814,363	11,978

	Czech Koruna	Sell	12/18/13	826,341	800,950	(25,391)

	Euro	Sell	12/18/13	5,773,231	5,605,789	(167,442)

	Japanese Yen	Sell	11/20/13	4,102	43,242	39,140

	Malaysian Ringgit	Buy	11/20/13	3,161,986	3,241,624	(79,638)

	Malaysian Ringgit	Sell	11/20/13	3,161,986	3,133,333	(28,653)

	Mexican Peso	Buy	10/18/13	569,965	568,353	1,612

	Norwegian Krone	Buy	12/18/13	132,891	140,902	(8,011)

	Polish Zloty	Buy	12/18/13	1,193,342	1,186,798	6,544

	Singapore Dollar	Sell	11/20/13	479,568	447,862	(31,706)

	South African Rand	Buy	10/18/13	2,401,816	2,422,852	(21,036)

	South African Rand	Sell	10/18/13	2,401,816	2,390,755	(11,061)

	South Korean Won	Buy	11/20/13	798,566	792,415	6,151

	Swedish Krona	Buy	12/18/13	600,987	585,329	15,658

	Swiss Franc	Buy	12/18/13	1,341,064	1,331,049	10,015

	Swiss Franc	Sell	12/18/13	1,354,453	1,310,277	(44,176)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/18/13	1,314,100	1,349,858	(35,758)

	Euro	Sell	12/18/13	1,751,210	1,684,220	(66,990)

	Hungarian Forint	Buy	12/18/13	1,221,771	1,225,631	(3,860)

	Japanese Yen	Sell	11/20/13	1,346,972	1,321,066	(25,906)

Dynamic Asset Allocation Balanced Fund 85

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $237,927,019) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/13	$970,594	$992,982	$(22,388)

	Brazilian Real	Buy	10/18/13	1,871,638	1,828,184	43,454

	Brazilian Real	Sell	10/18/13	1,871,638	1,826,178	(45,460)

	Canadian Dollar	Sell	10/18/13	198,743	204,374	5,631

	Czech Koruna	Buy	12/18/13	826,341	814,402	11,939

	Czech Koruna	Sell	12/18/13	826,341	801,531	(24,810)

	Euro	Buy	12/18/13	1,336,479	1,359,639	(23,160)

	Mexican Peso	Buy	10/18/13	755,568	762,162	(6,594)

	Norwegian Krone	Buy	12/18/13	1,310,904	1,285,264	25,640

	Singapore Dollar	Sell	11/20/13	1,311,559	1,264,851	(46,708)

	South Korean Won	Buy	11/20/13	1,597,132	1,579,596	17,536

	Swedish Krona	Buy	12/18/13	38,164	37,006	1,158

	Swiss Franc	Sell	12/18/13	1,384,770	1,331,794	(52,976)

UBS AG
	Australian Dollar	Sell	10/18/13	1,750,983	1,548,616	(202,367)

	British Pound	Sell	12/18/13	4,922,736	4,732,856	(189,880)

	Canadian Dollar	Sell	10/18/13	2,083,500	2,051,692	(31,808)

	Euro	Buy	12/18/13	4,068,026	3,968,099	99,927

	Euro	Sell	12/18/13	4,068,026	4,043,008	(25,018)

	Japanese Yen	Sell	11/20/13	133,221	99,501	(33,720)

	Mexican Peso	Buy	10/18/13	153,459	173,177	(19,718)

	New Zealand Dollar	Buy	10/18/13	1,412,143	1,320,763	91,380

	New Zealand Dollar	Sell	10/18/13	1,412,143	1,338,120	(74,023)

	Norwegian Krone	Buy	12/18/13	34,823	54,280	(19,457)

	Singapore Dollar	Sell	11/20/13	120,132	98,007	(22,125)

	Swedish Krona	Buy	12/18/13	1,332,215	1,292,313	39,902

	Swiss Franc	Sell	12/18/13	2,786,249	2,679,468	(106,781)

	Turkish Lira	Buy	12/18/13	1,181,874	1,221,671	(39,797)

	Turkish Lira	Sell	12/18/13	1,181,874	1,198,402	16,528

WestPac Banking Corp.
	Australian Dollar	Buy	10/18/13	734,352	808,231	(73,879)

	Canadian Dollar	Buy	10/18/13	696,667	698,129	(1,462)

	Canadian Dollar	Sell	10/18/13	696,667	681,948	(14,719)

	Euro	Sell	12/18/13	13,620,256	13,272,270	(347,986)

	Japanese Yen	Sell	11/20/13	5,190,428	5,196,866	6,438

Total						$(2,949,881)

86 Dynamic Asset Allocation Balanced Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/13
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	573	$22,317,528	Dec-13	$(21,318)

FTSE 100 Index (Short)	125	13,010,905	Dec-13	373,005

MSCI EAFE Index Mini (Long)	138	12,524,880	Dec-13	(126,686)

OMXS 30 Index (Short)	129	2,529,638	Oct-13	31,995

Russell 2000 Index Mini (Short)	217	23,249,380	Dec-13	(421,414)

S&P 500 Index (Long)	24	10,045,800	Dec-13	(44,740)

S&P 500 Index E-Mini (Long)	1,232	103,136,880	Dec-13	(489,104)

S&P 500 Index E-Mini (Short)	316	26,453,940	Dec-13	124,188

S&P Mid Cap 400 Index
E-Mini (Long)	197	24,439,820	Dec-13	240,346

SPI 200 Index (Long)	115	14,008,546	Dec-13	(38,032)

SPI 200 Index (Short)	20	2,436,269	Dec-13	5,595

Tokyo Price Index (Short)	62	7,546,976	Dec-13	(132,742)

U.S. Treasury Bond 30 yr (Long)	104	13,871,000	Dec-13	309,365

U.S. Treasury Bond 30 yr (Short)	2	266,750	Dec-13	(5,105)

U.S. Treasury Bond Ultra
30 yr (Long)	62	8,809,813	Dec-13	202,657

U.S. Treasury Note 2 yr (Long)	207	45,594,985	Dec-13	133,623

U.S. Treasury Note 2 yr (Short)	151	33,260,110	Dec-13	(97,021)

U.S. Treasury Note 5 yr (Long)	452	54,713,188	Dec-13	777,618

U.S. Treasury Note 5 yr (Short)	13	1,573,609	Dec-13	(19,876)

U.S. Treasury Note 10 yr (Long)	173	21,865,578	Dec-13	474,070

U.S. Treasury Note 10 yr (Short)	42	5,308,406	Dec-13	(116,363)

Total				$1,160,061

TBA SALE COMMITMENTS OUTSTANDING at 9/30/13 (proceeds receivable $39,379,219)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 6s,
October 1, 2043	$36,000,000	10/10/13	$39,379,219

Total			$39,379,219

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13
		Upfront		Payments	Payments
Swap counterparty/		premium	Termination	made by	received by	Unrealized
Notional amount		received (paid)	date	fund per annum	fund per annum	depreciation

Barclays Bank PLC
GBP	2,430,000	$—	8/15/31	3.6%	6 month GBP-	$(244,096)
					LIBOR-BBA

Goldman Sachs International
GBP	2,430,000	—	9/23/31	6 month GBP-	3.1175%	(44,177)
				LIBOR-BBA

Total		$—				$(288,273)

Dynamic Asset Allocation Balanced Fund	87

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$88,982,900 E	$37,983	12/18/15	3 month USD-	0.75%	$(149,711)
			LIBOR-BBA

38,838,400 E	50,610	12/18/18	3 month USD-	2.05%	(12,107)
			LIBOR-BBA

7,748,700 E	74,846	12/18/43	3 month USD-	3.85%	181,537
			LIBOR-BBA

20,225,700 E	(15,081)	12/18/23	3 month USD-	3.15%	(363,974)
			LIBOR-BBA

Total	$148,358				$(344,255)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$298,279	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(7,035)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
96,509	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,442)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,285,831	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(66,721)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

896,259	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,953)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

11,770	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(52)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

64,362	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(506)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

36,084	—	1/12/41	5.00% (1 month	Synthetic MBX Index	362
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

524,227	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(8,161)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

85,718	—	1/12/40	5.00% (1 month	Synthetic MBX Index	807
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

642,046	—	1/12/40	4.50% (1 month	Synthetic MBX Index	10,489
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

88 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,357,284	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$13,620
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

816,020	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8,189
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

144,310	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,358
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

468,376	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,407
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

339,618	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,196
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

10,716	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(18)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

11,270	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(89)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

680,429	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,346)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

370,626	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(614)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

485,967	—	1/12/38	6.50% (1 month	Synthetic MBX Index	3,818
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

264,770	—	1/12/39	6.00% (1 month	Synthetic MBX Index	438
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

102,948	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(626)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

51,411	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(313)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

51,411	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(313)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

298,279	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(7,035)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

103,199	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(628)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Balanced Fund 89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$268,117	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(1,630)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	103,199	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(628)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	2,504	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(20)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	79,385	—	1/12/41	5.00% (1 month	Synthetic MBX Index	797
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	216,250	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,699)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	206,022	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,253)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	121,460	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(954)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	346,924	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	9,121
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	975,341	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	15,184
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	87,276	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(686)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	91,784	243	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(413)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	627,351	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,295
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	613,433	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,156
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	501	—	2/13/14	(3 month USD-	A basket	(319,263)
				LIBOR-BBA plus	(CGPUTQL2) of
				0.10%)	common stocks

units	11,544	—	2/13/14	3 month USD-	Russell 1000 Total	(1,358)
				LIBOR-BBA minus	Return Index
				0.15%

90 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$3,581,751	$—	1/12/41	4.50% (1 month	Synthetic MBX Index	$59,066
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

298,279	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(7,035)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

784,849	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	12,218
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

975,839	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	15,192
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

975,839	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	15,192
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Goldman Sachs International
300,709	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,610)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

54,720	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(241)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

115,887	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,804)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

114,510	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(2,701)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

239,735	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,583)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

239,735	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,583)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,684,799	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(41,796)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

525,913	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(12,404)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

957,933	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,913)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

978,873	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(23,087)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Balanced Fund	91

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$223,017	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(5,260)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

76,098	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,185)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,508	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(20)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

127,900	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(3,017)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,243,380	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(23,824)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

393,419	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,125)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

58,977	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(463)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

70,748	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(556)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,340,410	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(20,867)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,305,387	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10,255)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

22,289	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	98
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

21,302	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(256)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

298,279	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(7,035)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

556,059	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(8,657)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

131,132	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	3,093
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,270,339	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	53,547
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

92 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
$346,299	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(8,168)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

76,190	—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	915
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

173,582	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	2,707
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$243				$(404,936)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB	BBB–/P	$1,504	$22,000	5/11/63	300 bp	$(624)
Index

CMBX NA BBB	BBB–/P	2,953	49,000	5/11/63	300 bp	(1,785)
Index

CMBX NA BBB	BBB–/P	6,050	98,000	5/11/63	300 bp	(3,427)
Index

CMBX NA BBB	BBB–/P	5,757	101,000	5/11/63	300 bp	(4,010)
Index

Barclays Bank PLC
CMBX NA BBB	BBB+/P	8,647	78,000	5/11/63	300 bp	1,105
Index

Citibank, N.A.
EM Series 11 Index	—	(8,100)	300,000	6/20/14	(500 bp)	(16,478)

Credit Suisse International
CMBX NA BBB	BBB–/P	382	13,000	5/11/63	300 bp	(875)
Index

CMBX NA BBB	BB+/P	5,256	43,000	5/11/63	300 bp	1,098
Index

CMBX NA BBB	BBB–/P	4,171	43,000	5/11/63	300 bp	13
Index

CMBX NA BBB	BBB–/P	861	45,000	5/11/63	300 bp	(3,490)
Index

CMBX NA BBB	BBB–/P	388	50,000	5/11/63	300 bp	(4,447)
Index

CMBX NA BBB	BBB–/P	5,492	69,000	5/11/63	300 bp	(1,180)
Index

CMBX NA BBB	BBB–/P	9,717	86,000	5/11/63	300 bp	1,401
Index

CMBX NA BBB	B+/P	8,342	86,000	5/11/63	300 bp	25
Index

Dynamic Asset Allocation Balanced Fund 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB	BBB–/P	$7,022	$88,000	5/11/63	300 bp	$(1,488)
Index

CMBX NA BBB	BBB–/P	6,891	89,000	5/11/63	300 bp	(1,715)
Index

CMBX NA BBB	BBB–/P	5,855	89,000	5/11/63	300 bp	(2,752)
Index

CMBX NA BBB	BBB–/P	1,367	89,000	5/11/63	300 bp	(7,239)
Index

CMBX NA BBB	BBB–/P	2,738	90,000	5/11/63	300 bp	(5,965)
Index

CMBX NA BBB	BBB–/P	1,586	90,000	5/11/63	300 bp	(7,117)
Index

CMBX NA BBB	B+/P	7,212	99,000	5/11/63	300 bp	(2,362)
Index

CMBX NA BBB	BBB–/P	1,161	100,000	5/11/63	300 bp	(8,509)
Index

CMBX NA BBB	B+/P	11,036	144,000	5/11/63	300 bp	(2,889)
Index

CMBX NA BBB	BBB–/P	7,551	184,000	5/11/63	300 bp	(10,242)
Index

NA HY Series 20	BBB–/P	(960,553)	24,395,000	6/20/18	500 bp	487,968
Index

CMBX NA BBB	BBB+/P	111	1,000	5/11/63	300 bp	14
Index

CMBX NA BBB	BBB–/P	1,871	24,000	5/11/63	300 bp	(450)
Index

CMBX NA BBB	BBB–/P	3,779	39,000	5/11/63	300 bp	8
Index

CMBX NA BBB	BBB–/P	6,868	77,000	5/11/63	300 bp	(584)
Index

CMBX NA BBB	BBB–/P	8,562	78,000	5/11/63	300 bp	1,020
Index

CMBX NA BBB	BBB–/P	6,086	80,000	5/11/63	300 bp	(1,650)
Index

CMBX NA BBB	BBB–/P	9,068	82,000	5/11/63	300 bp	1,138
Index

CMBX NA BBB	BBB–/P	12,467	117,000	5/11/63	300 bp	1,153
Index

CMBX NA BBB	BBB+/P	16,264	154,000	5/11/63	300 bp	1,372
Index

Deutsche Bank AG
EM Series 11 Index	—	(37,840)	1,720,000	6/20/14	(500 bp)	(88,122)

NA HY Series 20	BBB–/P	(981,553)	29,914,000	6/20/18	500 bp	794,674
Index

94 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Chase Bank N.A.
NA HY Series 20	B+/P	$(225,186)	$6,798,000	6/20/18	500 bp	$178,466
Index

Total		$(2,036,217)				$1,292,055

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13
		Upfront			Payments
		premium		Termi-	received
		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	depreciation

NA IG Series 21	BB+/P	$(61,809)	$5,835,000	12/20/18	100 bp	$(7,142)
Index

NA IG Series 21	BBB–/P	(95,004)	8,770,000	12/20/18	100 bp	(12,839)
Index

NA IG Series 21	BBB+/P	(27,115)	2,525,000	12/20/18	100 bp	(3,458)
Index

NA IG Series 21	BBB+/P	(36,933)	3,480,000	12/20/18	100 bp	(4,329)
Index

NA IG Series 21	BBB+/P	(92,261)	8,395,000	12/20/18	100 bp	(13,610)
Index

Total		$(313,122)				$(41,378)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

Dynamic Asset Allocation Balanced Fund 95

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$36,936,299	$—	$—

Capital goods	53,270,168	—	—

Communication services	33,589,500	—	—

Conglomerates	14,560,708	—	—

Consumer cyclicals	83,924,517	360	—

Consumer staples	68,959,679	—	65,367

Energy	60,925,955	—	—

Financials	125,748,846	—	841,355

Health care	93,840,321	—	—

Technology	98,867,509	—	—

Transportation	11,765,120	—	—

Utilities and power	16,508,144	—	—

Total common stocks	698,896,766	360	906,722

Convertible bonds and notes	—	155,859	—

Convertible preferred stocks	168,454	440,360	—

Corporate bonds and notes	—	233,773,501	—

Foreign government and agency bonds and notes	—	10,183,863	—

Investment companies	11,803,513	—	—

Mortgage-backed securities	—	42,129,350	—

Municipal bonds and notes	—	425,970	—

Preferred stocks	479,073	651,002	—

Senior loans	—	3,517,373	—

U.S. government and agency mortgage obligations	—	189,839,499	—

Warrants	—	3,256	—

Short-term investments	305,498,587	24,775,824	—

Totals by level	$1,016,846,393	$505,896,217	$906,722

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(2,949,881)	$—

Futures contracts	1,160,061	—	—

TBA sale commitments	—	(39,379,219)	—

Interest rate swap contracts	—	(780,886)	—

Total return swap contracts	—	(405,179)	—

Credit default contracts	—	3,600,016	—

Totals by level	$1,160,061	$(39,915,149)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities 9/30/13

ASSETS

Investment in securities, at value, including $2,804,800 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,063,835,032)	$1,221,007,184
Affiliated issuers (identified cost $302,642,148) (Notes 1 and 5)	302,642,148

Foreign currency (cost $321,340) (Note 1)	322,851

Dividends, interest and other receivables	6,324,961

Receivable for shares of the fund sold	5,830,859

Receivable for investments sold	12,975,397

Receivable for sales of delayed delivery securities (Note 1)	40,654,343

Receivable for variation margin (Note 1)	747,447

Unrealized appreciation on forward currency contracts (Note 1)	1,271,347

Unrealized appreciation on OTC swap contracts (Note 1)	1,715,720

Premium paid on OTC swap contracts (Note 1)	2,213,232

Total assets	1,595,705,489

LIABILITIES

Payable to custodian	161,879

Payable for investments purchased	2,559,267

Payable for purchases of delayed delivery securities (Note 1)	198,880,530

Payable for shares of the fund repurchased	5,798,592

Payable for compensation of Manager (Note 2)	574,697

Payable for custodian fees (Note 2)	60,386

Payable for investor servicing fees (Note 2)	348,712

Payable for Trustee compensation and expenses (Note 2)	344,666

Payable for administrative services (Note 2)	5,356

Payable for distribution fees (Note 2)	794,852

Payable for variation margin (Note 1)	1,206,105

Unrealized depreciation on OTC swap contracts (Note 1)	1,116,874

Premium received on OTC swap contracts (Note 1)	177,258

Unrealized depreciation on forward currency contracts (Note 1)	4,221,228

TBA sale commitments, at value (proceeds receivable $39,379,219) (Note 1)	39,379,219

Collateral on securities loaned, at value (Note 1)	2,903,561

Collateral on certain derivative contracts, at value (Note 1)	5,760,000

Other accrued expenses	284,177

Total liabilities	264,577,359

Net assets	$1,331,128,130

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,256,091,109

Undistributed net investment income (Note 1)	6,161,301

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(86,733,021)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	155,608,741

Total — Representing net assets applicable to capital shares outstanding	$1,331,128,130

(Continued on next page)

Dynamic Asset Allocation Balanced Fund	97

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($969,273,002 divided by 73,466,719 shares)	$13.19

Offering price per class A share (100/94.25 of $13.19)*	$13.99

Net asset value and offering price per class B share ($81,246,825 divided by 6,180,720 shares)**	$13.15

Net asset value and offering price per class C share ($114,906,801 divided by 8,891,098 shares)**	$12.92

Net asset value and redemption price per class M share ($26,679,700 divided by 2,025,852 shares)	$13.17

Offering price per class M share (100/96.50 of $13.17)*	$13.65

Net asset value, offering price and redemption price per class R share
($12,512,073 divided by 954,644 shares)	$13.11

Net asset value, offering price and redemption price per class R5 share
($11,915 divided by 902 shares)	$13.21

Net asset value, offering price and redemption price per class R6 share
($10,947,423 divided by 828,480 shares)	$13.21

Net asset value, offering price and redemption price per class Y share
($115,550,391 divided by 8,746,325 shares)	$13.21

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Balanced Fund

Statement of operations Year ended 9/30/13

INVESTMENT INCOME

Interest (net of foreign tax of $2,913) (including interest income of $279,789 from investments
in affiliated issuers) (Note 5)	$20,398,626

Dividends (net of foreign tax of $327,448)	15,648,725

Securities lending (Note 1)	55,952

Total investment income	36,103,303

EXPENSES

Compensation of Manager (Note 2)	7,021,376

Investor servicing fees (Note 2)	2,316,684

Custodian fees (Note 2)	189,018

Trustee compensation and expenses (Note 2)	116,717

Distribution fees (Note 2)	4,411,525

Administrative services (Note 2)	37,773

Other	529,099

Total expenses	14,622,192
Expense reduction (Note 2)	(29,616)

Net expenses	14,592,576

Net investment income	21,510,727

Net realized gain on investments (net of foreign tax of $7,024) (Notes 1 and 3)	47,543,778

Net realized gain on swap contracts (Note 1)	15,689,055

Net realized gain on futures contracts (Note 1)	27,497,452

Net realized loss on foreign currency transactions (Note 1)	(115,682)

Net realized gain on written options (Notes 1 and 3)	512,942

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(2,236,960)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	44,157,941

Net gain on investments	133,048,526

Net increase in net assets resulting from operations	$154,559,253

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 99

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/13	Year ended 9/30/12

Operations:
Net investment income	$21,510,727	$21,460,165

Net realized gain on investments
and foreign currency transactions	91,127,545	46,926,231

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	41,920,981	172,755,649

Net increase in net assets resulting from operations	154,559,253	241,142,045

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(14,049,184)	(14,910,054)

Class B	(621,914)	(831,938)

Class C	(863,603)	(958,614)

Class M	(256,337)	(268,070)

Class R	(153,326)	(167,788)

Class R5	(201)	(48)

Class R6	(93,613)	(50)

Class Y	(3,044,880)	(3,523,769)

Decrease from capital share transactions (Note 4)	(114,702,305)	(133,881,070)

Total increase in net assets	20,773,890	86,600,644

NET ASSETS

Beginning of year	1,310,354,240	1,223,753,596

End of year (including undistributed net investment income
of $6,161,301 and distributions in excess of net investment
income of $5,723,446, respectively)	$1,331,128,130	$1,310,354,240

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Balanced Fund

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Dynamic Asset Allocation Balanced Fund 101

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [d]

Class A
September 30, 2013	$11.89	.21	1.28	1.49	(.19)	(.19)	—	—	$13.19	12.62	$969,273	1.02	1.71	190
September 30, 2012	9.99	.20	1.89	2.09	(.19)	(.19)	—	—	11.89	21.06	899,121	1.06	1.76	182
September 30, 2011	10.47	.21	(.28)	(.07)	(.41)	(.41)	—	— [e]	9.99	(.92)	843,218	1.06	1.91	158
September 30, 2010	9.82	.27	.94	1.21	(.56)	(.56)	— [f]	—	10.47	12.62	931,461	1.10 [g]	2.71 [g]	138
September 30, 2009	10.01	.21	.05 [h]	.26	(.45)	(.45)	— [f]	—	9.82	3.79	927,285	1.23 [g,i]	2.54 [g]	201

Class B
September 30, 2013	$11.84	.12	1.29	1.41	(.10)	(.10)	—	—	$13.15	11.90	$81,247	1.77	.96	190
September 30, 2012	9.95	.11	1.89	2.00	(.11)	(.11)	—	—	11.84	20.13	85,833	1.81	1.02	182
September 30, 2011	10.43	.13	(.29)	(.16)	(.32)	(.32)	—	— [e]	9.95	(1.71)	88,888	1.81	1.15	158
September 30, 2010	9.78	.20	.93	1.13	(.48)	(.48)	— [f]	—	10.43	11.80	114,661	1.85 [g]	1.97 [g]	138
September 30, 2009	9.96	.14	.07 [h]	.21	(.39)	(.39)	— [f]	—	9.78	3.10	131,854	1.98 [g,i]	1.76 [g]	201

Class C
September 30, 2013	$11.65	.12	1.25	1.37	(.10)	(.10)	—	—	$12.92	11.81	$114,907	1.77	.96	190
September 30, 2012	9.80	.11	1.85	1.96	(.11)	(.11)	—	—	11.65	20.07	98,192	1.81	1.01	182
September 30, 2011	10.28	.13	(.28)	(.15)	(.33)	(.33)	—	— [e]	9.80	(1.68)	91,254	1.81	1.16	158
September 30, 2010	9.65	.19	.92	1.11	(.48)	(.48)	— [f]	—	10.28	11.79	98,134	1.85 [g]	1.96 [g]	138
September 30, 2009	9.85	.15	.04 [h]	.19	(.39)	(.39)	— [f]	—	9.65	2.97	99,579	1.98 [g,i]	1.79 [g]	201

Class M
September 30, 2013	$11.87	.15	1.28	1.43	(.13)	(.13)	—	—	$13.17	12.10	$26,680	1.52	1.20	190
September 30, 2012	9.98	.14	1.89	2.03	(.14)	(.14)	—	—	11.87	20.40	21,876	1.56	1.27	182
September 30, 2011	10.46	.15	(.28)	(.13)	(.35)	(.35)	—	— [e]	9.98	(1.44)	19,151	1.56	1.41	158
September 30, 2010	9.81	.22	.93	1.15	(.50)	(.50)	— [f]	—	10.46	12.08	23,600	1.60 [g]	2.20 [g]	138
September 30, 2009	10.00	.17	.05 [h]	.22	(.41)	(.41)	— [f]	—	9.81	3.27	22,010	1.73 [g,i]	2.04 [g]	201

Class R
September 30, 2013	$11.81	.18	1.28	1.46	(.16)	(.16)	—	—	$13.11	12.42	$12,512	1.27	1.46	190
September 30, 2012	9.93	.17	1.88	2.05	(.17)	(.17)	—	—	11.81	20.70	11,821	1.31	1.52	182
September 30, 2011	10.41	.18	(.28)	(.10)	(.38)	(.38)	—	— [e]	9.93	(1.18)	10,066	1.31	1.66	158
September 30, 2010	9.77	.25	.92	1.17	(.53)	(.53)	— [f]	—	10.41	12.32	9,614	1.35 [g]	2.45 [g]	138
September 30, 2009	9.97	.19	.04 [h]	.23	(.43)	(.43)	— [f]	—	9.77	3.45	7,476	1.48 [g,i]	2.31 [g]	201

Class R5
September 30, 2013	$11.90	.25	1.29	1.54	(.23)	(.23)	—	—	$13.21	12.99	$12.75		1.98	190
September 30, 2012†	11.34	.06	.55	.61	(.05)	(.05)	—	—	11.90	5.41*	11	.19*	.47*	182

Class R6
September 30, 2013	$11.90	.25	1.30	1.55	(.24)	(.24)	—	—	$13.21	13.11	$10,947.65		1.94	190
September 30, 2012†	11.34	.06	.56	.62	(.06)	(.06)	—	—	11.90	5.44*	11	.16*	.49*	182

Class Y
September 30, 2013	$11.90	.25	1.28	1.53	(.22)	(.22)	—	—	$13.21	12.96	$115,550.77		1.98	190
September 30, 2012	10.00	.23	1.89	2.12	(.22)	(.22)	—	—	11.90	21.34	193,491.81		2.01	182
September 30, 2011	10.49	.24	(.29)	(.05)	(.44)	(.44)	—	— [e]	10.00	(.76)	171,176.81		2.16	158
September 30, 2010	9.83	.30	.94	1.24	(.58)	(.58)	— [f]	—	10.49	12.98	167,625	.85 [g]	2.99 [g]	138
September 30, 2009	10.03	.24	.03 [h]	.27	(.47)	(.47)	— [f]	—	9.83	3.96	273,251	.98 [g,i]	2.88 [g]	201

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 103

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Portfolio turnover excludes TBA purchase and sale transactions.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Amount represents less than $0.01 per share.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.12

h The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.10% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Balanced Fund

Notes to financial statements 9/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through September 30, 2013.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Dynamic Asset Allocation Balanced Fund 105

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated

106 Dynamic Asset Allocation Balanced Fund

and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or

Dynamic Asset Allocation Balanced Fund 107

loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay,

108 Dynamic Asset Allocation Balanced Fund

restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,278,376 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,755,088 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $1,844,922.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss

Dynamic Asset Allocation Balanced Fund 109

if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,804,800 and the fund received cash collateral of $2,903,561.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

110 Dynamic Asset Allocation Balanced Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2013, the fund had a capital loss carryover of $76,382,126 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$76,382,126	N/A	$76,382,126	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from realized gains and losses on certain futures contracts, from interest on payment-in-kind securities, from straddle loss deferrals, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $9,457,078 to decrease distributions in excess of net investment income, $834,713 to increase paid-in-capital and $10,291,791 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$168,279,904
Unrealized depreciation	(17,768,020)

Net unrealized appreciation	150,511,884
Undistributed ordinary income	4,439,979
Capital loss carryforward	(76,382,126)
Cost for federal income tax purposes	$1,373,075,150

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Dynamic Asset Allocation Balanced Fund 111

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014.

Putnam Management has contractually agreed, through June 30, 2014 to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,617,964	Class R5	17

Class B	146,280	Class R6	2,460

Class C	182,129	Class Y	303,820

Class M	42,827	Total	$2,316,684

Class R	21,187

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,149 under the expense offset arrangements and by $27,467 under the brokerage/service arrangements.

112 Dynamic Asset Allocation Balanced Fund

Each independent Trustee of the fund receives an annual Trustee fee, of which $979, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,301,785	Class M	182,857

Class B	830,345	Class R	60,278

Class C	1,036,260	Total	$4,411,525

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $233,138 and $3,427 from the sale of class A and class M shares, respectively, and received $38,938 and $3,468 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $54 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,792,866,075 and $1,802,304,274, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $1,852,500 and $1,852,813, respectively.

Dynamic Asset Allocation Balanced Fund 113

Written option transactions during the reporting period are summarized as follows:

			Written option
	Written swap		contract
	option contract	Written swap	amounts/number	Written option
	amounts	option premiums	of contracts	premiums

Written options outstanding
at the beginning of the
reporting period	$162,482,140	$13,681,990	15,316	$11,028

Options opened	45,134,000	—	33,662	19,167
Options exercised	(14,426,000)	(8,335)	(9,990)	(2,173)
Options expired	—	—	(10,708)	(14,433)
Options closed	(193,190,140)	(13,673,655)	(28,280)	(13,589)

Written options outstanding at
the end of the reporting period	$—	$—	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	10,501,006	$131,926,892	8,927,475	$99,884,741

Shares issued in connection with
reinvestment of distributions	1,056,302	13,435,911	1,257,056	14,150,244

	11,557,308	145,362,803	10,184,531	114,034,985

Shares repurchased	(13,724,017)	(170,585,671)	(18,967,701)	(209,753,686)

Net decrease	(2,166,709)	$(25,222,868)	(8,783,170)	$(95,718,701)

	Year ended 9/30/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	923,660	$11,533,613	745,478	$8,333,663

Shares issued in connection with
reinvestment of distributions	46,748	590,854	69,627	778,171

	970,408	12,124,467	815,105	9,111,834

Shares repurchased	(2,036,535)	(25,377,145)	(2,501,001)	(27,815,958)

Net decrease	(1,066,127)	$(13,252,678)	(1,685,896)	$(18,704,124)

	Year ended 9/30/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	1,876,923	$23,395,211	943,190	$10,359,394

Shares issued in connection with
reinvestment of distributions	64,380	802,644	79,629	877,473

	1,941,303	24,197,855	1,022,819	11,236,867

Shares repurchased	(1,476,857)	(18,071,417)	(1,912,370)	(20,815,164)

Net increase (decrease)	464,446	$6,126,438	(889,551)	$(9,578,297)

114 Dynamic Asset Allocation Balanced Fund

	Year ended 9/30/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	457,385	$5,685,591	426,293	$4,652,129

Shares issued in connection with
reinvestment of distributions	19,925	253,247	23,285	260,892

	477,310	5,938,838	449,578	4,913,021

Shares repurchased	(294,371)	(3,658,225)	(526,338)	(5,887,498)

Net increase (decrease)	182,939	$2,280,613	(76,760)	$(974,477)

	Year ended 9/30/13		Year ended 9/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	228,891	$2,848,425	301,013	$3,317,231

Shares issued in connection with
reinvestment of distributions	11,592	146,290	14,371	160,644

	240,483	2,994,715	315,384	3,477,875

Shares repurchased	(286,692)	(3,565,504)	(328,610)	(3,667,736)

Net decrease	(46,209)	$(570,789)	(13,226)	$(189,861)

			For the period 7/3/12
			(commencement of operations)
	Year ended 9/30/13		to 9/30/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	882	$10,000

Shares issued in connection with
reinvestment of distributions	16	201	4	48

	16	201	886	10,048

Shares repurchased	—	—	—	—

Net increase	16	$201	886	$10,048

			For the period 7/3/12
			(commencement of operations)
	Year ended 9/30/13		to 9/30/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	855,186	$10,913,313	882	$10,000

Shares issued in connection with
reinvestment of distributions	7,106	93,613	4	50

	862,292	11,006,926	886	10,050

Shares repurchased	(34,698)	(450,111)	—	—

Net increase	827,594	$10,556,815	886	$10,050

Dynamic Asset Allocation Balanced Fund 115

	Year ended 9/30/13		Year ended 9/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,144,530	$77,109,191	3,588,665	$40,460,899

Shares issued in connection with
reinvestment of distributions	234,771	2,971,439	308,616	3,477,340

	6,379,301	80,080,630	3,897,281	43,938,239

Shares repurchased	(13,889,840)	(174,700,667)	(4,756,731)	(52,673,947)

Net decrease	(7,510,539)	$(94,620,037)	(859,450)	$(8,735,708)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	902	100%	$11,915

Class R6	903	0.1	11,929

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$296,854,200	$153,649,928	$306,747,126	$222,304	$143,757,002

Putnam Short Term
Investment Fund*	—	392,866,654	236,885,069	57,485	155,981,585

Totals	$296,854,200	$546,516,582	$543,632,195	$279,789	$299,738,587

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

116 Dynamic Asset Allocation Balanced Fund

Note 8: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (contract amount)	5,000

Purchased swap option contracts (contract amount)	$25,000,000

Written equity option contracts (contract amount) (Note 3)	5,000

Written swap option contracts (contract amount) (Note 3)	$16,500,000

Futures contracts (number of contracts)	7,000

Forward currency contracts (contract amount)	$523,300,000

OTC interest rate swap contracts (notional)	$153,200,000

Centrally cleared interest rate swap contracts (notional)	$38,500,000

OTC total return swap contracts (notional)	$172,100,000

OTC credit default swap contracts (notional)	$84,900,000

Centrally cleared credit default swap contracts (notional)	$6,700,000

Warrants (number of warrants)	52,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$3,900,144*	Payables	$300,128

Foreign
exchange contracts	Receivables	1,271,347	Payables	4,221,228

Investments,
	Receivables,		Payables,
	Net assets —		Net assets —
Equity contracts	Unrealized appreciation	778,385*	Unrealized depreciation	1,594,657*

	Receivables,		Payables,
	Net assets —		Net assets —
Interest rate contracts	Unrealized appreciation	2,250,289*	Unrealized depreciation	1,456,765*

Total		$8,200,165		$7,572,778

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Balanced Fund 117

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$9,762,607	$9,762,607

Foreign exchange
contracts	—	—	—	261,291	—	$261,291

Equity contracts	1,497	18,748	32,768,884	—	4,870,270	$37,659,399

Interest rate
contracts	—	(51,715)	(5,271,432)	—	1,056,178	$(4,266,969)

Total	$1,497	$(32,967)	$27,497,452	$261,291	$15,689,055	$43,416,328

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(1,598,756)	$(1,598,756)

Foreign exchange
contracts	—	—	—	(2,547,751)	—	$(2,547,751)

Equity contracts	(9,492)	(948)	(858,486)	—	(3,522,948)	$(4,391,874)

Interest rate
contracts	—	(146,044)	1,693,933	—	250,705	$1,798,594

Total	$(9,492)	$(146,992)	$835,447	$(2,547,751)	$(4,870,999)	$(6,739,787)

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

118 Dynamic Asset Allocation Balanced Fund

Federal tax information (Unaudited)

The fund designated 44.47% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 60.04%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $14,229,700 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Dynamic Asset Allocation Balanced Fund 119

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

120 Dynamic Asset Allocation Balanced Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Balanced Fund 121

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

122 Dynamic Asset Allocation Balanced Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Dynamic Asset Allocation Balanced Fund 123

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

124 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Auditors	Robert T. Burns
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN059
283886 11/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2013	$154,835	$--	$31,190	$ —
September 30, 2012	$220,012	$--	$31,591	$2,522

For the fiscal years ended September 30, 2013 and September 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $181,190 and $196,121 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2013	$ —	$150,000	$ —	$ —

September 30, 2012	$ —	$45,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2013